UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement

Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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StoneCastle Financial Corp.

(Name of Registrant as Specified In Its Charter)

N/A

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[StoneCastle Financial Corp. Letterhead]

Dear Fellow Stockholders:

You are cordially invited to participate in a Special Meeting of the Stockholders of StoneCastle Financial Corp. (the “Company”) to be held on [•], 2020 at [•], E.T., at NASDAQ MarketSite, 4 Times Square, New York, NY 10036 (the “Special Meeting”).

Stockholders of record of the Company at the close of business on [•] are entitled to notice of, to attend and to vote at the Special Meeting and any adjournments or postponements thereof. Details of the business to be conducted at the Special Meeting are included in the accompanying Notice of Special Meeting of the Stockholders and proxy statement. Your vote is very important to us. The Board of Directors unanimously recommends that you approve the proposals and believes that they are in the best interests of the Company’s Stockholders. At the Special Meeting, you will be asked to consider and vote upon:

(1)	The approval of a new management agreement (the “New Investment Advisory Agreement”) between the Company and StoneCastle-ArrowMark Asset Management, LLC (“StoneCastle-ArrowMark”), a newly-formed investment adviser that is a wholly-owned subsidiary of ArrowMark Colorado Holdings, LLC (“ArrowMark Partners”), which would replace the current management agreement between the Company and StoneCastle Asset Management LLC (the “Current Adviser”), dated November 1, 2013 (the “Current Investment Advisory Agreement”). As discussed in more detail in the accompanying proxy statement, Stone Castle Partners LLC (“SCP”), the indirect parent company of the Current Adviser, entered into an agreement dated December 4, 2019 (the “Sale Agreement”) with StoneCastle-ArrowMark and ArrowMark Partners, pursuant to which StoneCastle-ArrowMark has agreed to acquire SCP’s specialized community bank investment management platform, as used by the Current Adviser in providing investment services to the Company. The Sale Agreement provides for the purchase of, among other assets, certain of the assets of the Current Adviser utilized in providing investment services to the Company and SCP’s proprietary software and database system dedicated to bank investments, the retention of certain current officers of the Company pursuant to a transition services agreement, and the transfer of certain personnel from SCP to affiliates of StoneCastle-ArrowMark (such purchase, transitional services and transfer, collectively, the “Transaction”), subject to the terms and conditions of the Sale Agreement. The Company is not a party to the Sale Agreement. ArrowMark Partners has advised us that, through the acquisition, it is seeking to broaden its existing banking-related investment capabilities, which have historically focused on investments in larger financial institutions, through the acquisition of certain assets, personnel and rights to use certain intellectual property that collectively constitute SCP’s specialized community banking investment platform for the Company.

As a consequence of the Transaction, StoneCastle-ArrowMark would replace StoneCastle Asset Management as the Company’s investment adviser, and a new investment advisory agreement between StoneCastle-ArrowMark and the Company must be executed and approved. Under the Investment Company Act of 1940, a new investment advisory agreement requires the approval of the Board of Directors of the Company (the “Board”),

including a majority of the Independent Directors (as defined below), and the Company’s Stockholders by the vote of a majority of the outstanding voting securities of the Company. The Board has unanimously approved the New Investment Advisory Agreement subject to Stockholder approval and is recommending that the Company’s Stockholders vote “FOR” the approval of the New Investment Advisory Agreement. All material terms of the New Investment Advisory Agreement are unchanged from the Current Investment Advisory Agreement, as further described in the accompanying proxy statement.

(2)	The election of eight nominees to the Board effective and conditioned upon the closing of the Transaction: (A) Alan Ginsberg, Emil W. Henry, Jr. and Karen Reidy to serve as Class I Directors for a term expiring at the 2020 Annual Meeting of Stockholders of the Company, (B) Michael Van Praag and Michael Stolper to serve as Class II Directors for a term expiring at the 2021 Annual Meeting of Stockholders of the Company, and (C) Guy Arnold, John Scott Emrich and Sanjai Bhonsle to serve as Class III Directors for a term expiring at the 2022 Annual Meeting of Stockholders of the Company, or in each case until his or her successor is duly elected and qualified.

In connection with, and effective upon the closing of the Transaction, (1) three of the Company’s five current directors intend to resign, two of whom are currently interested directors, (2) in accordance with the Company’s Amended and Restated By-Laws, the Board has increased its authorized number of directors from five to eight, and (3) the Board has nominated six individuals to fill the resulting vacancies. Each of these six individuals, and the two remaining directors, each of whom is named above, has been nominated by the Board for election by the Stockholders of the Company, subject to the closing of the Transaction as described below.

The Transaction will NOT alter the number of shares of the Company’s common stock owned by Stockholders or change the management fees charged to the Company. The closing of the Transaction is expressly conditioned upon receipt of the requisite approval of both Proposals 1 and 2 from the Company’s Stockholders.

Our Board unanimously recommends that you vote “FOR” the New Investment Advisory Agreement in Proposal 1 and “FOR” the election of eight nominees to the Company’s Board of Directors named in Proposal 2.

The enclosed materials are dated [•], and are first being mailed to Stockholders of the Company on or about [•].

We urge you to read these materials carefully. Whether or not you attend the Special Meeting, it is important that your shares of the Company’s stock be represented and voted at the Special Meeting. Therefore, even if you plan to attend the Special Meeting, we urge you to promptly vote and submit your proxy via the Internet or by phone, or by completing, signing, dating and returning the enclosed proxy card in the enclosed envelope. If you attend the Special Meeting, you can vote during the meeting, even if you have previously submitted your proxy. Your vote and participation in the governance of the Company are very important to us.

On behalf of our Board, we would like to express our appreciation for your investment in StoneCastle Financial Corp.

Sincerely,

Joshua S. Siegel
Chairman of the Board and Chief Executive Officer

STONECASTLE FINANCIAL CORP.

152 West 57th Street, 35th Floor

New York, NY 10019

NOTICE OF SPECIAL MEETING OF THE STOCKHOLDERS

To Be Held on [•]

To the Stockholders of StoneCastle Financial Corp.:

Notice is hereby given that a Special Meeting of the Stockholders of StoneCastle Financial Corp., a Delaware corporation (the “Company”), will be held on [•]at [•] E.T., at the NASDAQ MarketSite, 4 Times Square, New York, NY 10036 (the “Special Meeting”) to consider and vote on the following proposals:

(1)	To approve a new management agreement between the Company and StoneCastle-ArrowMark Asset Management, LLC (“StoneCastle-ArrowMark”), which, upon consummation of the Transaction, will replace the Company’s current investment adviser, StoneCastle Asset Management LLC (the “Current Adviser”) (Proposal 1); and

(2)	To elect eight director nominees to the Board of Directors of the Company (the “Board”) effective and conditioned upon the closing of the sale transaction described in the proxy statement for the Special Meeting, (A) Alan Ginsberg, Emil W. Henry, Jr. and Karen Reidy to serve as Class I Directors for a term expiring at the 2020 Annual Meeting of Stockholders of the Company, (B) Michael Van Praag and Michael Stolper to serve as Class II Directors for a term expiring at the 2021 Annual Meeting of Stockholders of the Company, and (C) Guy Arnold, John Scott Emrich and Sanjai Bhonsle to serve as Class III Directors for a term expiring at the 2022 Annual Meeting of Stockholders of the Company, or in each case until his or her successor is duly elected and qualified (Proposal 2).

The Board unanimously recommends that you vote “FOR” the New Investment Advisory Agreement in Proposal 1 and “FOR” the election of eight nominees to the Company’s Board of Directors named in Proposal 2. In addition to these proposals, you may be asked to consider and vote upon proposals to adjourn the Special Meeting or any adjournments or postponements thereof with respect to proposals for which insufficient votes to approve were cast, and, with respect to such proposals, to permit further solicitation of additional proxies by the Company. No other business will be presented at the Special Meeting.

The Board has fixed the close of business on [•] as the record date for the determination of Stockholders of the Company entitled to notice of, to attend and to vote at the Special Meeting and any adjournments or postponements thereof. Only Stockholders of record at the close of business on the record date are entitled to notice of, to attend and to vote at the Special Meeting and any adjournments or postponements thereof.

Your vote is important. We urge you to complete, sign, date and return your proxy card as promptly as possible by mailing the card in the enclosed postage prepaid envelope, whether or not you expect to attend the Special Meeting, so that your shares may be represented at the Special Meeting. If you are unable to attend in person and you return your proxy card, your shares will be voted at the Special Meeting in accordance with your proxy. You may also submit a proxy by telephone or through the Internet by following the instructions on your proxy card. If your shares are held in “street name” by your broker, bank or other nominee, only you as the holder can vote your shares unless you obtain a valid legal proxy from such broker, bank or nominee. You should follow the directions provided by your broker, bank or other nominee regarding how to instruct such broker, bank or other nominee to vote your shares. Prior to the vote, you may revoke your proxy in the manner described in the proxy statement. Submitting your proxy now will not affect your right to vote in person if you attend the Special Meeting.

The enclosed proxy is being solicited on behalf of the Board and the Company.

By Order of the Board,

RACHEL SCHATTEN

Secretary of the Company

[•]

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting

The Notice of Special Meeting, Proxy Statement and a proxy card for the Company are available to you at [•]. You are encouraged to review all of the information contained in the proxy materials before voting.

Attendance at the Special Meeting is limited to Stockholders (or their authorized representatives) as of the [•], the record date for the Special Meeting (the “Record Date”). All attendees should pre-register and obtain an admission ticket. Pre-registration is intended to facilitate entry through security at the Special Meeting. Valid, government-issued photographic identification is required to enter the meeting. Cameras, audio and video recorders and similar electronic recording devices will not be allowed in the meeting room. The use of cellular phones, smartphones, tablets, pagers and laptops during the Special Meeting is prohibited, and such devices must be turned off.

If you plan to attend, please see page [•] for additional information on pre-registration for and admission to the Special Meeting.

INSTRUCTIONS FOR SIGNING PROXY CARD

The following general rules for signing the proxy card may be of assistance to you and may minimize the time and expense to the Company in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration.

2. Joint Accounts: Both owners of a joint account should sign, and the names of the parties signing should conform exactly to the names shown in the registration.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodian or Estate Accounts
(1) John B. Smith, Cust., f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith, Executor, Estate of Jane Smith	John B. Smith, Executor

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “1934 Act”). These forward-looking statements are based on current management expectations that involve substantial risks and uncertainties that could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Forward-looking statements relate to future events or our future financial performance. We generally identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “intends,” “targets,” “projects,” “contemplates,” “seeks,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words. The inclusion of any forward-looking statement in this Proxy Statement should not be regarded as a representation by the Company that its plans, or objectives, will be achieved. Examples of forward-looking statements include, but are not limited to, statements regarding the following subjects:

•	the satisfaction of conditions to and closing of the Transaction;

•	the impact of the Transaction on ArrowMark Colorado Holdings, LLC, its affiliates, the Company or the Company’s service providers;

•	the appointment or retention of officers of the Company and managers of the Company’s investment adviser;

•	potential future quarterly or special dividends; and

•	the operation or management of the Company and its potential investments following the Transaction.

The Company’s beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to it or are within its control. If a change occurs, the Company’s business, financial condition, liquidity and results of operations may vary materially from those expressed in its forward-looking statements.

For a discussion of certain risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see the sections captioned “Risk Factors” in the reports that the Company files with the U.S. Securities and Exchange Commission (the “SEC”).

Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance or achievements. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this Proxy Statement. The Company is not obligated, and does not undertake an obligation, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. All forward-looking statements are qualified in their entirety by this cautionary statement.

STONECASTLE FINANCIAL CORP.

152 West 57th Street, 35th Floor

New York, NY 10019

SPECIAL MEETING OF THE STOCKHOLDERS

To Be Held on [•]

PROXY STATEMENT

The Board of Directors (the “Board”) of StoneCastle Financial Corp., a Delaware corporation (the “Company,” “we” or “us”) is soliciting your proxy to vote at the Special Meeting of the Stockholders to be held on [•] at [•] E.T., Eastern time, at the offices of NASDAQ MarketSite, 4 Times Square, New York, NY 10036 (the “Special Meeting”), and any adjournments and postponements thereof.

In this proxy statement (this “Proxy Statement”), Stockholders of the Company as [•], the Record Date, are being asked to vote on (1) a proposal to approve a new management agreement (the “New Investment Advisory Agreement”) between the Company and StoneCastle-ArrowMark Asset Management, LLC (“StoneCastle-ArrowMark”), which, upon consummation of the Transaction, will replace the Company’s current investment adviser, StoneCastle Asset Management LLC (the “Current Adviser”), and (2) a proposal to elect eight directors to the Board contingent upon the closing of the Transaction contemplated by that certain asset purchase agreement (the “Sale Agreement”), dated December 4, 2019, between Stone Castle Partners LLC (“SCP”), the indirect parent company to the Current Adviser, and StoneCastle-ArrowMark Asset Management, LLC.

The Company currently receives investment advisory services from the Current Adviser pursuant to the management agreement between the Company and the Current Adviser, dated November 1, 2013 (the “Current Investment Advisory Agreement”), which was first approved by the Board on September 4, 2013 and first approved by the Company’s Stockholders on November 1, 2013. If Stockholders approve the New Investment Advisory Agreement and the transactions contemplated by the Sale Agreement are consummated, StoneCastle-ArrowMark will acquire SCP’s specialized community bank investment management platform, as used by the Current Adviser in providing investment services to the Company. The Sale Agreement provides for the purchase of, among other assets, certain of the assets of the Current Adviser utilized in providing investment services to the Company and SCP’s proprietary software and database system dedicated to bank investments (such system, “RAMPART”), the retention of certain current officers of the Company pursuant to a transition services agreement, and the transfer of certain personnel from SCP to affiliates of StoneCastle-ArrowMark (such purchase, transitional services and transfer, collectively, the “Transaction”), subject to the terms and conditions of the Sale Agreement.

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INFORMATION ABOUT THE SPECIAL MEETING AND THE VOTE

The questions and answers below highlight only selected information from this document. They do not contain all of the information that may be important to you. You should carefully read this entire document to fully understand the proposals and the voting procedures for the Special Meeting.

Question: Why am I receiving these materials?

Answer: The Company is furnishing these materials in connection with the solicitation of proxies by the Board for use at the Special Meeting and any adjournments or postponements thereof. This Proxy Statement and the accompanying materials are being mailed on or about [•] to Stockholders of record as of [•], the Record Date, as described below and are available at www.proxyonline.com/docs/stonecastlefinancialcorp2020.pdf.

Question: What proposals am I being asked to vote on?

Answer: At the Special Meeting, Stockholders of the Company as of [•], 2019, the Record Date, are being asked to vote on the following proposals:

1. To approve the New Investment Advisory Agreement (“Proposal 1”); and

2. To elect eight directors to the Board, six of whom are effective and conditioned upon the closing of the Transaction (as defined above), (A) Alan Ginsberg, Emil W. Henry, Jr. and Karen Reidy to serve as Class I Directors for a term expiring at the 2020 Annual Meeting of Stockholders of the Company, (B) Michael Van Praag and Michael Stolper to serve as Class II Directors for a term expiring at the 2021 Annual Meeting of Stockholders of the Company, and (C) Guy Arnold, John Scott Emrich and Sanjai Bhonsle to serve as Class III Directors for a term expiring at the 2022 Annual Meeting of Stockholders of the Company, or in each case until his or her successor is duly elected and qualified (“Proposal 2”).

In addition to these proposals, you may be asked to consider and vote upon proposals to adjourn the Special Meeting or any adjournments or postponements thereof with respect to proposals for which insufficient votes to approve were cast, and, with respect to such proposals, to permit further solicitation of additional proxies by the Company. No other business will be presented at the Special Meeting.

Question: Who is entitled to vote at the Special Meeting?

Answer: Only Stockholders of record of the Company as of the close of business as of [•], the Record Date, are entitled to notice of, to attend and to vote at the Special Meeting and any adjournments and postponements thereof.

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Question: How many votes do I have?

Answer: Each share of common stock of the Company held by a holder of record as of [•], the Record Date, is entitled to one vote on each matter considered at the Special Meeting and any adjournments or postponements thereof.

Question: How does the Board recommend that I vote?

Answer: The Board unanimously recommends that you vote “FOR” the New Investment Advisory Agreement in Proposal 1 and “FOR” the election of eight nominees to the Company’s Board of Directors named in Proposal 2.

Question: Why am I being asked to vote on the New Investment Advisory Agreement now?

Answer: The Company currently receives investment advisory services from the Current Adviser pursuant to the Current Investment Advisory Agreement. The Current Adviser has advised us that its indirect parent company, SCP, has entered into the Sale Agreement with StoneCastle-ArrowMark, pursuant to which StoneCastle-ArrowMark has agreed to effect the Transaction, subject to the terms and conditions of the Sale Agreement.

The Company is not a party to the Sale Agreement. The parties to the Sale Agreement have agreed to seek Stockholder approval of the New Investment Advisory Agreement as required by the Investment Company Act of 1940 (the “1940 Act”). As a consequence of the Transaction, StoneCastle-ArrowMark would replace StoneCastle Asset Management as the Company’s investment adviser, and a new investment advisory agreement between StoneCastle-ArrowMark and the Company must be approved and executed. Under the 1940 Act, a new investment advisory agreement requires the approval of the Board of Directors of the Company (the “Board”), including a majority of the Board’s Independent Directors, and the Company’s Stockholders by the vote of a majority of the outstanding voting securities of the Company. Consistent with the 1940 Act’s requirements, it is also condition to the closing of the Transaction that the Stockholders approve, and that StoneCastle-ArrowMark and the Company enter into, the New Investment Advisory Agreement by vote of a majority of the outstanding voting securities. A copy of the proposed form of the New Investment Advisory Agreement as approved by the Board is attached to this Proxy Statement as Appendix A.

Except as otherwise described in the section of this Proxy Statement below captioned “Overview of the New Investment Advisory Agreement,” all material terms of the New Investment Advisory Agreement are unchanged from the Current Investment Advisory Agreement.

In evaluating the New Investment Advisory Agreement, the Board reviewed and discussed with ArrowMark Colorado Holdings, LLC (together with its affiliates “ArrowMark Partners” or “ArrowMark”)), the indirect parent company of StoneCastle-ArrowMark and with the Current Adviser, certain materials furnished separately by ArrowMark Partners and the Current Adviser and certain other information the Board deemed relevant. The Board reviewed and discussed these materials at several telephonic and in-person meetings and believes approving the New Investment Advisory Agreement is in the best interests of the Company and its Stockholders for

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the reasons described in the section of this Proxy Statement below captioned “Board Review and Approval of the New Investment Advisory Agreement.”

Under the 1940 Act, a new investment advisory agreement requires the approval of the Board and the Company’s Stockholders. The Board, including a majority of the members of the Board who are not affiliated with either the Current Adviser or ArrowMark Partners and who are not otherwise “interested persons” as defined in Section 2(a)(19) of the 1940 Act (the “Independent Directors”), has unanimously approved the New Investment Advisory Agreement and has deemed entry into such agreement to be in the best interests of the Company and its Stockholders. The Company is now seeking Stockholder approval of the New Investment Advisory Agreement.

Question: Who is ArrowMark Partners?

Answer: Founded in 2007, ArrowMark Partners is a 100% privately-owned and SEC-registered investment adviser based in Denver, Colorado. As of September 30, 2019, the firm managed $18.9 billion in assets on behalf of a broad array of institutional clients and professional asset allocators across alternative credit and capacity constrained equity strategies, as well as through the $4.8 billion corporate and lending business. ArrowMark’s unique approach provides extensive insights across the capital structure of financial institutions. ArrowMark has a skilled understanding of how to manage complex risk/reward tradeoffs through the firm’s process of Risk-First fundamental research. ArrowMark’s team has collective experience navigating multiple economic climates and market cycles.

ArrowMark believes that the acquisition of SCP’s community bank investment platform is consistent with the Company’s long-term strategy of aligning its investment capabilities to create value for shareholders. Since firm inception, ArrowMark has a demonstrated track record of identifying investment opportunities within and related to the Banking Sector (as defined below). The ArrowMark team has the advantage of banking relationships and expertise developed over decades in the investment industry. Certain members of the ArrowMark team have had prior roles at global financial institutions and broad knowledge of financial services, banking, and investment management industries. ArrowMark’s ability to continue successful execution of the BANX mandate is best demonstrated by their history of banking-related investments, including successful participation in the Term Asset-Backed Securities Loan Facility program and experience partnering with larger financial institutions to invest $2.5 billion in regulatory capital transactions since 2010.

Question: What is StoneCastle-ArrowMark purchasing under the Sale Agreement?

Answer: StoneCastle-ArrowMark has agreed to acquire SCP’s specialized community banking investment platform for the Company (the “StoneCastle Investment Platform”), including (1) certain of the assets of the Current Adviser utilized in providing investment services to the Company, (2) SCP’s proprietary software and database system dedicated to bank investments as used in the Current Adviser’s investment advisory business, (3) a perpetual, non-exclusive license to the “StoneCastle” trademark owned by SCP, and (4) the retention of certain current officers of the Company pursuant to a transition services agreement, and the transfer of certain personnel from SCP to affiliates of StoneCastle-ArrowMark.

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The Sale Agreement also grants StoneCastle-ArrowMark, or its assignee, the right to purchase all of the outstanding equity interests of another SCP affiliate, StoneCastle Investment Management LLC (the “Loan Servicer”), which currently acts as the servicer for the Company’s collateralized loan obligation with Community Funding CLO, Ltd. and financing transaction with Community Funding 2018, LLC (together, the “Serviced Assets”) for nominal consideration. Any assignment of the equity interest in the Loan Servicer is subject to the receipt of requisite consents under the applicable loan documents for the Serviced Assets. The purchase of the equity interest of the Loan Servicer is not a condition to the closing of the Transaction.

Question: Why am I being asked to vote on the election of directors?

Answer: Both the 1940 Act and the listing rules of the NASDAQ Stock Market LLC (“NASDAQ”), the exchange on which shares of the Company’s common stock are listed, require election of directors by Stockholders and that a minimum percentage of directors meet specific independence criteria. Section 10(a) of the 1940 Act requires 40% of the directors of the Board to be comprised of Independent Directors of the Company and, with respect to the Transaction, Section 15(f) of the 1940 Act requires that at least 75% of the Board must be Independent Directors after the Transaction closes. In addition, NASDAQ listing rules require a majority of the directors of the Board to be comprised of directors who meet the definition of “independent director” under such rules. We refer to our directors that are Independent Directors under the 1940 Act and that satisfy the independent director requirements of NASDAQ as “Independent Directors.”

As of the date of this Proxy Statement, only 60% of the members of the Board are Independent Directors. In order to satisfy the conditions of Section 15(f) of the 1940 Act in connection with the Transaction and the appointment of StoneCastle-ArrowMark as investment adviser to the Company, as well as the closing condition with respect to Proposal 2 in the Sale Agreement, at least 75% of the Board must be Independent Directors and accordingly, the Company is proposing to increase the number of Independent Directors.

In connection with, and effective upon, the closing of the Transaction, (1) three of the Company’s five current directors, including two affiliated with SCP, intend to resign, (2) in accordance with the Company’s Amended and Restated By-Laws, the Board has increased its authorized number of directors from five to eight, and (3) the Board has nominated six individuals to fill the resulting vacancies. Each of these six individuals, and the two remaining directors, has been nominated by the Board for election by the Stockholders of the Company, subject to the closing of the Transaction as described below.

The following individuals have each been nominated for election to the Board by the Company’s Nominating and Governance Committee (“Nominating Committee”) and the Board: (1) two of our current Independent Directors, Alan Ginsberg and Emil W. Henry, Jr., (2) two individuals affiliated with ArrowMark Partners, Karen Reidy and Sanjai Bhonsle, and (3) four new individuals, Michael Van Praag, Michael Stolper, Guy Arnold and John Scott Emrich as Independent Directors.

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Question: What are the impacts to Stockholders of Proposals 1 and 2?

Answer: Management and the Board of Directors believe that Proposal 1’s impact to Stockholders will be beneficial to Stockholders because it would allow the Company’s advisor to combine complementary bank-related investment platforms in order to pursue growth of assets under management, further diversify the investment portfolio and capture a broader range of investment opportunities. The Company plans to provide scalable benefits of revenue and investment income growth and improve operating efficiencies in order to enhance shareholder value.

Management and the Board of Directors believe Proposal 2’s impact to Stockholders will also be positive as it expands the Company’s governance from five (5) to eight (8) directors, and independent governance from three (3) independent directors to six (6) independent directors. Management and the Board also believe the continuing representation of two existing independent directors, namely Emil W. Henry, Jr. as lead independent director and Alan Ginsberg as an independent director is beneficial to the continuity of the Board. Section 15(f) of the 1940 Act requires that at least 75% of a Company’s directors must be Independent Directors upon the closing of the Transaction, as further described below. The new slate directors have extensive and broad knowledge of financial services, banking, and investment management. See page [27].

Question: What are the conditions to the closing of the Transaction?

Answer: The obligation of the parties to close the Transaction under the Sale Agreement is subject to customary conditions, including, without limitation, (1) the approval by the Company’s Stockholders of Proposal 1 and Proposal 2, (2) the entry by the Company and StoneCastle-ArrowMark into the New Investment Advisory Agreement, (3) the consent of the Company’s lender under its credit agreement, and (4) the accuracy of representations and warranties and compliance with covenants and agreements contained in the Sale Agreement (in each case, subject to certain qualifications).

Question: What will happen if the Stockholders do not approve the New Investment Advisory Agreement?

Answer: If the closing of the Transaction does not occur for any reason, including because the Stockholders do not approve the New Investment Advisory Agreement, the Company intends that its five current directors will continue to serve as the Board of Directors of the Company, and the Current Investment Advisory Agreement remains in effect. In this case, SCP would retain its ownership of the StoneCastle Investment Platform and the Current Adviser would continue to provide services to the Company pursuant to the Current Investment Advisory Agreement.

Question: How will the Company be managed following the Transaction?

Answer: Following the closing of the Transaction, the Company will be managed by StoneCastle-ArrowMark Asset Management. StoneCastle-ArrowMark has an investment process that prioritizes risk-adjusted returns and value creation. In the short term, StoneCastle-ArrowMark intends to rotate out of certain lower-yielding assets into higher-yielding assets.

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StoneCastle-ArrowMark expects to manage the Company’s securities portfolio in a manner consistent with the existing investment strategy with a focus on capital preservation and credit quality in order to provide shareholders with current income, and, to a lesser extent capital appreciation. The Company has already broadened the range of the investment portfolio to include investment in the U.S. community bank sector, as well as larger financial institutions and companies that provide goods and/or services to banking companies (“banking-related”). ArrowMark has significant experience investing in these banking-related investments, which include alternative capital securities StoneCastle-ArrowMark expects to increase portfolio allocations to these types of securities for the benefit of Stockholders.

Given the Current Adviser’s recent purchase of Alternative Capital Securities (as defined below) for the Company, StoneCastle-ArrowMark’s expectation is to utilize Alternative Capital Securities in the portfolio consistent with the Current Adviser’s strategy. The Company currently anticipates that its investment strategies and objectives will remain unchanged as a result of the entry into the New Investment Advisory Agreement and the Transaction. After the closing of the Transaction, the Company would continue to be a closed-end investment company under the 1940 Act advised by StoneCastle-ArrowMark. For additional details regarding the management of the Company following the Transaction, please refer to the section of this Proxy Statement below captioned “Overview of the New Investment Advisory Agreement.”

Question: Will the management fees payable by the Company change under the New Investment Advisory Agreement?

Answer: No. The management fees proposed to be payable by the Company under the New Investment Advisory Agreement are the same as the management fees payable under the Current Investment Advisory Agreement. For additional details regarding the fees payable by the Company under the New Investment Advisory Agreement, please refer to the section of this Proxy Statement below captioned “Overview of the New Investment Advisory Agreement.”

Question: Will the officers of the Company change following the Transaction?

Answer: Yes. The Company expects that certain of the officers of the Company will change upon the closing of the Transaction and certain of the officers of the Company will continue in their current roles. Effective and conditioned upon the closing of the Transaction, the Company expects that:

•	Sanjai Bhonsle, a partner of ArrowMark Partners, will serve as the Company’s Chief Executive Officer, from which position Joshua S. Siegel intends to resign effective as of the closing of the Transaction (though it is expected that Mr. Siegel will serve on the board of managers of StoneCastle-ArrowMark as the successor to the Current Adviser);

•	George Shilowitz, the Company’s President, will resign;

•	Patrick J. Farrell will continue as the Company’s Chief Financial Officer pursuant to a transition services agreement;

•	Rachel Schatten will continue as the Company’s General Counsel pursuant to a transition services agreement; and
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•	Rick Grove will serve as the Company’s Chief Compliance Officer and Secretary, positions currently held by Rachel Schatten.

The Board has approved the appointment of each of Messrs. Bhonsle and Grove to the respective offices referenced above, effective and conditioned upon the closing of the Transaction.

Question: How will the Transaction affect the service providers to the Company?

Answer:

Advisory Services.

The Current Adviser is a wholly owned, indirect subsidiary of SCP. Upon the closing of the Transaction, StoneCastle-ArrowMark, as the successor to the Current Adviser, will serve as the Company’s investment adviser. StoneCastle-ArrowMark agreed to acquire the StoneCastle Investment Platform, including (1) certain of the assets of the Current Adviser utilized in providing investment services to the Company, (2) SCP’s proprietary software and database system dedicated to bank investments as used in the Current Adviser’s investment advisory business, (3) a perpetual, non-exclusive license to the “StoneCastle” trademark owned by SCP, and (4) the retention of certain current officers of the Company pursuant to a transition services agreement, and the transfer of certain personnel from SCP to affiliates of StoneCastle-ArrowMark.

As referenced in (4) of the previous paragraph, certain employees of SCP that have been primarily involved in providing services to the Company on behalf of the Current Adviser have agreed to transfer their respective employment from SCP to affiliates of StoneCastle-ArrowMark, effective and conditioned upon the closing of the Transaction.

Loan Servicing.

The Company currently holds equity investments in Community Funding CLO, Ltd., a credit securitization which contains direct capital investments in 35 community and regional banks from 24 states, and Community Funding 2018, LLC, a pooled equity interest investment. September 30, 2019, the investments are valued at $44.8 million and $21.4 million, respectively, representing 26.9% and 12.8% of the Company’s total investments, respectively.

The Sale Agreement also grants StoneCastle-ArrowMark, or its assignee, the right to purchase all of the outstanding equity interests in the Loan Servicer, which currently acts as the servicer for the Company’s collateralized loan obligations with the Serviced Assets, for nominal consideration. SCP will initially continue to own and operate the Loan Servicer to ensure an orderly transition of service. Any assignment of the equity interest in the Loan Servicer is subject to the receipt of requisite consents under the applicable loan documents for the Serviced Assets. The purchase of the equity interest of the Loan Servicer is not a condition to the closing of the Transaction.

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Question: What will happen to the Company’s securities portfolio as a result of the Transaction?

Answer: Except as discussed in answer to the question below, “Will I receive dividends after the Transaction,” the Company does not currently plan to sell any of its long-term fixed income investments as a result of the Transaction. As further described in the section of this Proxy Statement below captioned “ArrowMark Partners Investment Pipeline,” ArrowMark Partners has indicated that it intends to allocate at least $30 million of assets from its pipeline of investment opportunities in capital securities (the “Pipeline Assets”) to the Company if the Transaction is completed.

Question: Who will bear the expenses associated with completing the Transaction?

Answer: SCP and ArrowMark Partners have each generally agreed to pay their own expenses in connection with the Transaction and the other transactions contemplated by the Sale Agreement and to share equally the out-of-pocket expenses (including all reasonable fees and expenses of their respective counsel, accountants, investment bankers, experts and consultants and/or directors) incurred by or on behalf of the Company and its subsidiaries in connection with the solicitation of proxies of Company Stockholders. The Company will not incur any material expenses as a result of the Transaction.

Question: What will Stockholders receive in the Transaction?

Answer: The Company is not a party to the Sale Agreement and neither the Company nor the Stockholders will receive consideration from ArrowMark Partners in connection with the Transaction.

Question: Will I receive dividends after the Transaction?

Answer: The Company currently anticipates that it will continue to declare a quarterly dividend following the Transaction. In addition, if the Company’s Stockholders approve the New Investment Advisory Agreement and the Transaction closes, StoneCastle-ArrowMark has advised the Company that it intends to negotiate, on behalf of the Company, the acquisition of approximately $30 million of banking-related investments from the Pipeline Assets. Following the acquisition of these assets, the Company currently expects that it would liquidate a security it currently owns (with deferred income that would be released upon liquidation) to pay a special dividend of $0.10 per share. Additionally, management anticipates that it would seek to increase its stated quarterly dividend in 2020, subsequent to approval by the Company’s Board and the acquisition of sufficient assets from the Pipeline Assets that is anticipated after the closing of the Transaction. However, there can be no assurances as to the acquisition of banking-related assets from the Pipeline Assets, that any such quarterly dividend will be declared or paid or that any such increase in the Company’s stated quarterly dividend will occur. All dividends are subject to approval by the Board serving at the time of approval.

Question: What constitutes a “quorum”?

Answer: Under the Company’s Amended and Restated By-Laws, the presence in person or by proxy of the holders of a majority of the total outstanding shares of common stock of the

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Company entitled to vote shall be necessary and sufficient to constitute a quorum for the transaction of business at the Special Meeting.

Abstentions and shares with respect to which a vote is withheld will be included when determining the presence of a quorum. Shares of stock for which brokers have not received voting instructions from the beneficial owner of the shares and do not have, or choose not to exercise, discretionary authority to vote the shares on certain proposals (which are considered “broker non-votes” with respect to such proposals) will not be treated as shares present for quorum purposes.

In the event that a quorum is not present at the Special Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the Chair of the Special Meeting may adjourn the Special Meeting without notice other than announcement at the Special Meeting.

Question: What is the vote required for each proposal?

Answer:

Proposal 1.

A “1940 Act majority” is required to approve the New Investment Advisory Agreement. A “1940 Act majority” means the affirmative vote of the lesser of (1) 67% or more of the shares of the Company’s stock present or represented by proxy and entitled to vote at the Special Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy and entitled to vote at the Special Meeting and (2) more than 50% of the outstanding shares of the Company’s stock present or represented by proxy and entitled to vote at the Special Meeting. Abstentions and broker non-votes, if any, will have the effect of a vote “AGAINST” Proposal 1.

Proposal 2.

The affirmative vote of a plurality of the votes cast by all shares of the Company’s stock present or represented by proxy and entitled to vote at the Special Meeting is required to elect the director nominees. A “plurality” means that the nominees who receive the largest number of votes cast (even if they receive less than a majority) will be elected as directors. The election of the new directors is subject to the closing of the Transaction. Stockholders may not cumulate their votes. “Withhold” votes and broker non-votes will not be included in determining the number of votes cast and, as a result, will have no effect on Proposal 2.

Question: How do I vote my shares?

Answer: To vote your shares, please follow the instructions on the enclosed proxy card and vote via telephone or the Internet or by completing, signing and dating the enclosed proxy card and returning it to us promptly in the envelope provided for this purpose. You may also submit a proxy by telephone or through the Internet by following the instructions on your proxy card. If your broker, bank or other nominee holds your shares in “street name,” only that holder can vote

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your shares unless you obtain a valid legal proxy from such broker, bank or nominee. You should follow the directions provided by your broker, bank or other nominee regarding how to instruct such broker, bank or nominee to vote your shares.

Question: What will happen if I do not vote my shares?

Answer:

Stockholders of Record.

If you are the Stockholder of record of the Company as of the Record Date and you do not vote by proxy card, via telephone or the Internet or during the Special Meeting, your shares will not be voted at the Special Meeting and will not be counted when determining the presence of a quorum.

Beneficial Owners.

Brokers, banks and other nominees have discretionary authority to vote on certain routine matters. The approval of the New Investment Advisory Agreement (Proposal 1) and the election of directors (Proposal 2) are each “non-routine” matters. If you hold your shares in “street name” and do not provide your broker, bank or other nominee who holds such shares of record with specific instructions regarding how to vote on Proposal 1 or Proposal 2, your broker, bank or other nominee will not be permitted to vote your shares on such “non-routine” matters and your shares will not be counted when determining the presence of a quorum.

Question: What does it mean if I receive more than one set of voting instructions?

Answer: Some of the Company’s Stockholders hold their shares in more than one account and may receive separate voting instructions for each of those accounts. To help ensure that all of your shares are represented at the Special Meeting, we recommend that you vote in accordance with each set of voting instructions, as applicable, you receive.

Question: May I revoke my proxy?

Answer: Yes. If you are a Stockholder of record of the Company, you can revoke your proxy at any time before it is exercised by: (1) delivering a written revocation notice that is received prior to the Special Meeting to the Secretary of StoneCastle Financial Corp. at 152 West 57th Street, 35th Floor, New York, NY 10019; (2) submitting a later-dated proxy that we receive before the conclusion of voting at the Special Meeting; or (3) attending the Special Meeting and voting in person. If your shares are held in “street name” by your broker, bank or other nominee, you must follow the instructions you receive from them in order to revoke your voting instructions. Attending the Special Meeting does not revoke your proxy unless you also vote or submit a later-dated proxy at the Special Meeting.

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Question: Who will conduct the solicitation of proxies under this Proxy Statement and bear the costs associated therewith?

Answer: The Company has engaged AST Fund Solutions (“AST”) to provide certain proxy solicitation services for which it will be paid a fee of approximately $25,000, plus out-of-pocket expenses for such services. Brokers or other custodians representing beneficial owners of shares of Company common stock may also be entitled to certain fees associated with forwarding the printed proxy materials by mail to beneficial owners and obtaining beneficial owners’ voting instructions.

In addition to the solicitation of proxies by mail, proxies may be solicited by other means, including in person and by telephone, facsimile or email and/or by directors, managers, officers and employees of the Company, SCP and their respective affiliates, none of whom will receive any additional compensation for their services.

SCP and ArrowMark Partners have agreed to share equally the out-of-pocket expenses incurred by or on behalf of the Company and its subsidiaries in connection with the soliciting of proxies of the Company’s Stockholders with respect to Proposal 1 and Proposal 2, including the above-described fees.

Question: Who should I call if I have any questions?

Answer: If you have any questions about the Special Meeting, voting or your ownership of Company common stock, please contact AST at 866-828-6931 or StoneCastle Financial Investor Relations at ir@stonecastle-financial.com or 347-887-0324

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PROPOSAL 1: APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT

Background

The Current Adviser informed us that, on December 4, 2019, it, SCP, the indirect parent company of the Current Adviser, and StoneCastle-ArrowMark entered into the Sale Agreement, pursuant to which StoneCastle-ArrowMark agreed to acquire the StoneCastle Investment Platform, including (1) certain of the assets of the Current Adviser utilized in providing investment services to the Company, (2) SCP’s proprietary software and database system dedicated to bank investments as used in the Current Adviser’s investment advisory business, (3) a perpetual, non-exclusive license to the “StoneCastle” trademark owned by SCP, and (4) the retention of certain current officers of the Company pursuant to a transition services agreement, and the transfer of certain personnel from SCP to affiliates of StoneCastle-ArrowMark.

The Sale Agreement also grants StoneCastle-ArrowMark, or its assignee, the right to purchase all of the outstanding equity interests in the Loan Servicer, which currently acts as the servicer for the Company’s collateralized loan obligation and financing transaction with the Serviced Assets, for nominal consideration. Any assignment of the equity interest in the Loan Servicer is subject to the receipt of requisite consents under the applicable loan documents for the Serviced Assets. The purchase of all or a portion of the equity interest of the Loan Servicer is not a condition to the closing of the Transaction.

Under the 1940 Act, a new investment advisory agreement requires the approval of the Board, including a majority of the Board’s Independent Directors, and the Company’s Stockholders. Because the Transaction would involve StoneCastle-ArrowMark replacing StoneCastle Asset Management as the Company’s investment adviser, a new investment advisory agreement between StoneCastle-ArrowMark and the Company must be approved and executed. Accordingly, the 1940 Act requires such contract be approved by the vote of a majority of the outstanding voting securities of the Company. The Board, including the Board’s Independent Directors, has unanimously approved the New Investment Advisory Agreement and has deemed entry into such agreement to be in the best interests of the Company and its Stockholders. The Company is now seeking Stockholder approval of the New Investment Advisory Agreement.

About StoneCastle Asset Management LLC. The Current Adviser, StoneCastle Asset Management LLC, has served as the investment adviser to the Company since its initial public offering in 2013 (the “IPO”). The Current Adviser operates a specialized investment platform that we believe benefits from the expertise of its investment professionals and the use of the “StoneCastle” name, which is well known in the community banking industry and therefore, we believe, important to sourcing potential investments. We believe that the Current Adviser’s platform also benefits from SCP’s proprietary software and database system, known as RAMPART. RAMPART has been developed by SCP over the past decade and is designed to track bank investments and provide investment professionals with significant operational leverage. As used in the investment advisory business, we believe this software system provides the Current Adviser with a competitive advantage.

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The Current Adviser is co-managed by Joshua S. Siegel who has served as the Chief Executive Officer of the Company since the IPO and who has over 20 years of experience investing in community banks. The business address of the Current Adviser is 152 West 57th Street, 35th Floor, New York, NY 10019.

About Stone Castle Partners LLC. The Current Adviser is wholly-owned by SCP, which is managed by its two managing partners, Mr. Siegel and George Shilowitz, each a director and officer of the Company. SCP is a technology-enabled financial services company managing over $20 billion on behalf of its clients. SCP enables innovative organizations to safely store, move and optimize cash at scale using its digital cloud banking deposit platform of over 800 community banks nationwide. Founded by Mr. Siegel in 2003 as an alternative investment management firm focused on banking and banking-related credit strategies, SCP is one of the nation’s largest investors in community banks. The business address of SCP is 152 West 57th Street, 35th Floor, New York, NY 10019.

About ArrowMark Partners. Founded in 2007, ArrowMark Partners is a 100% privately-owned and SEC-registered investment adviser based in Denver, Colorado. As of September 30, 2019, the Firm managed $18.9 billion in assets on behalf of a broad array of institutional clients and professional asset allocators across alternative credit and capacity constrained equity strategies, as well as through the $4.8 billion corporate credit and lending business. ArrowMark’s unique approach provides extensive insights across the capital structure of financial institutions. ArrowMark has a skilled understanding of how to manage complex risk/reward tradeoffs through the firm’s process of Risk-First fundamental research. ArrowMark’s team has collective experience navigating multiple economic climates and market cycles.

ArrowMark Partners has considerable experience investing in, and has had significant success investing in, banks and financial institutions (collectively, the “Banking Sector”), beginning with its participation in the Federal Reserve’s Term Asset-Backed Securities Loan Facility during the financial crisis which began in 2008. As of September 30, 2019, ArrowMark Partners has invested $2.5 billion in investments in the Banking Sector, a substantial portion of which was invested in capital securities issued by regulated banking institutions as an alternative to issuing common equity Tier 1 capital and which offer a variety of benefits to the issuer, including the absence of Stockholder dilution, a reduction of credit risk and improved capital / profitability ratios. ArrowMark Partners has advised us that it is seeking to acquire the StoneCastle Investment Platform to broaden ArrowMark Partners’ existing Banking Sector-related investment capabilities. Historically, ArrowMark Partners has invested in securities issued by larger financial institutions and the StoneCastle Investment Platform’s focus on smaller banks complements ArrowMark Partners’ existing platform.

ArrowMark Partners has formed StoneCastle-ArrowMark as a wholly-owned subsidiary to acquire the StoneCastle Investment Platform and to operate as a registered investment adviser to the Company in its capacity as the successor to the Current Adviser. The business address of StoneCastle-ArrowMark is 100 Fillmore Street, Ste. 325, Denver, CO 80206.

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Anticipated Impact of the Transaction

On the Company’s investment adviser. Effective and conditioned upon the closing of the Transaction, the Company will be advised by a new investment adviser, StoneCastle-ArrowMark, which will replace the Current Adviser. We expect that Mr. Siegel will serve on the board of managers of StoneCastle-ArrowMark as the successor to the Current Adviser and Patrick Farrell and Rachel Schatten will continue to serve as officers of the Company pursuant to a transition services agreement, as Chief Financial Officer and General Counsel, respectively. We also expect that certain investment professionals who are employees of SCP and who have primarily performed services for the Company on behalf of the Current Adviser for the past six years will transfer their employment from SCP to affiliates of StoneCastle-ArrowMark and continue to perform services for the Company on behalf of StoneCastle-ArrowMark. In addition, ArrowMark Partners has informed us that a number of ArrowMark Partners’ investment professionals would be added to the investment and administrative teams to oversee the day-to-day operations of StoneCastle-ArrowMark. StoneCastle-ArrowMark has advised us that it intends to continue to use the “StoneCastle” name in connection with its business pursuant to a license of the name to be granted by SCP pursuant to the Sale Agreement.

On the Company. The Company currently anticipates that its strategy following the Transaction will remain consistent with its current investment strategy, which seeks to provide Company Stockholders with current income and, to a lesser extent, capital appreciation. StoneCastle-ArrowMark has advised that it currently intends that the Company continue to invest in the U.S. community bank sector as well as larger financial institutions and companies that provide goods and/or services to banking companies. Consistent with the current policy, StoneCastle-ArrowMark currently intends that, under normal circumstances, the Company will continue to invest at least 80% of the value of the Company’s net assets plus the amount of any borrowings for investment purposes in such banking-related businesses.

Following the closing of the Transaction, ArrowMark Partners has advised us that it expects that certain members of SCP’s management and employees would continue to participate in the management of StoneCastle-ArrowMark’s business along with ArrowMark Partners’ management and team of investment professionals. In addition to the intended changes to the board of managers of the Company’s investment adviser described above, as part of and effective upon the Transaction, SCP and StoneCastle-ArrowMark have agreed to enter into a transition services agreement pursuant to which Patrick J. Farrell, the Company’s Chief Financial Officer, Rachel Schatten, the Company’s General Counsel and Secretary would offer services to the Company after the closing of the Transaction, and the Company’s controller would offer services to the Company until up to August 15, 2020 to help ensure an orderly transition of the Company’s management and operations of StoneCastle-ArrowMark. Fees for services under the transition services agreement would be paid to SCP by ArrowMark Partners and not by the Company.

The Company also expects that certain of the officers of the Company will change upon the closing of the Transaction. Effective and conditioned upon the closing of the Transaction, the Company expects that:

•	Sanjai Bhonsle, a partner of ArrowMark Partners, will serve as the Company’s Chief Executive Officer, from which position Joshua S. Siegel intends to resign as of the
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closing of the Transaction (though it is expected that Mr. Siegel will serve on the board of managers of StoneCastle-ArrowMark as the successor to the Current Adviser);

•	George Shilowitz, the Company’s President, will resign;

•	Patrick J. Farrell will continue as the Company’s Chief Financial Officer;

•	Rachel Schatten will continue as the Company’s General Counsel; and

•	Rick Grove will serve as the Company’s Chief Compliance Officer and Secretary, positions currently held by Ms. Schatten.

The Board has approved the appointment of each of Messrs. Bhonsle and Grove to the respective offices referenced above, effective and conditioned upon the closing of the Transaction. Biographical information for each of Messrs. Bhonsle and Grove is provided below:

Sanjai Bhonsle joined ArrowMark Partners in October 2012 and serves as Partner and Portfolio Manager for ArrowMark Partners’ leveraged loan investments and collateralized loan obligation funds. Prior to joining ArrowMark Partners, he founded MB Consulting Partners in 2009, where he specialized in providing financial and operational restructuring advisory services to stressed and distressed middle-market companies. With more than 10 years of restructuring experience, he has led several assignments across various industries. Mr. Bhonsle was a Senior Portfolio Manager at GSO Capital Partners, a subsidiary of The Blackstone Group, and member of the Investment and Management Committee from 2005 until 2009. Prior to joining GSO Capital Partners, Mr. Bhonsle was an Assistant Portfolio Manager for RBC Capital Partners’ debt investment group and was a member of the Investment Committee from 2001 until 2005. He also led the group’s restructuring efforts related to distressed investments and represented the firm’s interests on creditor committees. From 1999 to 2001, Mr. Bhonsle was a Senior Investment Analyst at Indosuez Capital Partners. Mr. Bhonsle received a bachelor’s degree in Mechanical Engineering from the University of Wisconsin – Madison and a Master of Business Administration degree from the Eli Broad Graduate School of Management at Michigan State University.

Rick Grove joined ArrowMark Partners in 2008 and serves as its Chief Compliance Officer. He was previously Vice President and Chief Compliance Officer for Black Creek Global Advisors (2007-2008). Prior to that position, Mr. Grove served as Vice President and Chief Compliance Officer for Madison Capital Management (2005-2007), Assistant Vice President and Director of Compliance at Janus Capital Group (1993-2005), and Fund Accountant for Oppenheimer Funds (1992-1993). Rick graduated from the University of Wyoming with a bachelor’s degree in Accounting.

Overview of the New Investment Advisory Agreement

A copy of the proposed form of the New Investment Advisory Agreement approved by the Board is attached to this Proxy Statement as Appendix A. The following description of the material terms of the New Investment Advisory Agreement is only a summary and is qualified in its entirety by reference to Appendix A. A copy of the form of the New Investment Advisory Agreement marked to show changes from the Current Investment Advisory Agreement is attached to this Proxy Statement as Appendix B.

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Management & Administrative Services. StoneCastle Asset Management LLC is registered as an investment adviser under the 1940 Act. If the proposed form of the New Investment Advisory Agreement is approved by the requisite Stockholders of the Company, upon the closing of the Transaction and subject to the overall supervision of the Board, the Company intends that StoneCastle-ArrowMark will manage the day-to-day operations of the Company and act as the investment adviser to the Company. Under and subject to the proposed terms of the New Investment Advisory Agreement, StoneCastle-ArrowMark would provide the Company with investment advisory services, including (but not limited to):

•	managing the investment and reinvestment of the assets of the Company;

•	regularly providing the Company with investment research, advice and supervision;

•	continuously furnishing an investment program for the Company, consistent with the investment objective and policies of the Company;

•	determining what securities shall be purchased for the Company, what securities shall be held or sold by the Company and what portion of the Company’s assets shall be held as cash or in other liquid assets;

•	subject to the supervision of the Board, effectuating investment decisions for the Company, including the execution and delivery of all documents relating to the Company’s investments and the placing of orders for other securities purchase or sale transactions on behalf of the Company;

•	in the event that the Company determines to acquire debt financing, arranging for such financing on the Company’s behalf, subject to the approval of the Board;

•	determining the composition of the portfolio of the Company, the nature and timing of the changes therein and the manner of implementing such changes;

•	identifying, evaluating and negotiating the structure of the investments made by the Company;

•	performing due diligence on prospective portfolio companies;

•	closing and monitoring the Company’s investments;

•	providing the Company with such other investment advisory, research and related services as the Company may, from time to time, reasonably require for the investment of its assets;

•	arranging for the services of, and overseeing, custodians, depositaries, transfer agents, dividend disbursing agents, underwriters, brokers, dealers, placement agents, banks, insurers, accountants, attorneys and pricing agents;

•	overseeing the performance of, and the payment of fees to, the Company’s service providers;
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•	responding to inquiries and otherwise assisting the Company’s service providers in the preparation and filing of regulatory reports, proxy statements, Stockholder communications and the preparation of Board materials and reports; and

•	establishing and overseeing the implementation of borrowing facilities or other forms of leverage authorized by the Board.

Management Fees. There is no proposed change in the fees payable by the Company to StoneCastle-ArrowMark for investment advisory services under the New Investment Advisory Agreement as compared to the fees payable to the Current Adviser under the Current Investment Advisory Agreement. If the New Investment Advisory Agreement is approved by the requisite Stockholders of the Company at the Special Meeting, the Company would pay StoneCastle-ArrowMark the same management fee as it currently pays the Current Adviser under the Current Investment Advisory Agreement. The management fee is 0.4375% (1.75% annualized) of the Company’s Managed Assets, calculated and paid quarterly in arrears within fifteen (15) days of the end of each calendar quarter. The term “Managed Assets” as used in the calculation of the management fee means the Company’s total assets (including cash and cash equivalents and any assets purchased with or attributable to any borrowed funds). StoneCastle-ArrowMark may from time to time waive its management fee and such waivers may include the ability of StoneCastle-ArrowMark to recoup such fees subject to certain conditions, including that no amounts may be recouped more than three years from the date of the waiver. For the fiscal year ended December 31, 2018, the Current Adviser was paid a management fee in the amount of $3,242,734 ($3,329,460 less waivers of $86,726).

Other Fees and Expenses. Under the New Investment Advisory Agreement, and consistent with the prior Investment Advisory Agreement, StoneCastle-ArrowMark is not entitled to an incentive fee and would not participate in the Company’s profits in its capacity as the Company’s investment adviser. The New Investment Advisory Agreement expressly permits StoneCastle-ArrowMark to seek reimbursement for certain specified expenses, subject to approval by a majority of the Company’s Independent Directors. The Current Adviser is permitted to seek such reimbursement under the Current Investment Advisory Agreement, although historically the Current Adviser has opted not to do so. StoneCastle-ArrowMark has indicated that it expects not to seek such reimbursement, consistent with the Current Adviser’s historical practice, for a two-year period following the Transaction.

Duration and Termination. If the Company’s Stockholders approve the New Investment Advisory Agreement, unless earlier terminated as described below, the New Investment Advisory Agreement will become effective at the closing of the Transaction and remain in effect for two years from the date of its execution and thereafter from year-to-year if approved at least annually by (1) the vote of the Board or a majority of the outstanding voting securities of the Company and (2) the vote of a majority of the Independent Directors of the Company. The New Investment Advisory Agreement will automatically terminate in the event of its “assignment” (as such term is defined under the 1940 Act). The New Investment Advisory Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party, by the vote of a majority of the outstanding voting securities of the Company, by the vote of the Company’s directors or by StoneCastle-ArrowMark.

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Indemnification. The New Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of StoneCastle-ArrowMark’s duties and obligations or by reason of the reckless disregard of StoneCastle-ArrowMark’s duties and obligations, StoneCastle-ArrowMark and its officers, managers, partners, members, agents, employees, controlling persons and any other persons or entities affiliated with it are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising out of or otherwise based on the performance of any of StoneCastle-ArrowMark’s duties or obligations under the New Investment Advisory Agreement or otherwise as the Company’s investment adviser.

Tabular Summary of Differences between New Investment Advisory Agreement and Current Investment Advisory Agreement

The table below summarizes certain relevant provisions of the Current Investment Advisory Agreement versus the New Investment Advisory Agreement:

§ 10. Compensation.
Current Investment Advisory Agreement	New Investment Advisory Agreement
The base management fee equals 0.4375% per quarter (1.75% annualized) of the Company’s Managed Assets, subject to discounted fees for a period following the Company’s initial public offering.	The base management fee remains unchanged. Language relating to the Company’s discount fees has been removed as it is no longer relevant.

§ 11. Expenses of the Advisor.
Current Investment Advisory Agreement	New Investment Advisory Agreement
The investment adviser bears responsibility for payment of its expenses to the extent incurred when not engaged in providing investment services to the Company. This section then lists certain specific expenses of the investment adviser which are payable by the Company.

The list of expenses of the investment adviser which are payable by the Company has been expanded to clarify that the Company is responsible for (1) fees of third-party administrators and compliance firms, (2) travel expenses incurred in connection with due diligence of prospective portfolio companies and oversight over existing portfolio companies,* (3) fees and expenses relating to the marketing and promotion of the Company,* and (4) underwriting discounts and commissions.

* Subject to approval by a majority of the Company’s Independent Directors.

§ 13. Non-Exclusivity.
Current Investment Advisory Agreement	New Investment Advisory Agreement
This section included specific references to Messrs. Siegel and Shilowitz.	The specific references to Messrs. Siegel and Shilowitz have been removed. A reference to an allocation policy prior to the time the Company is fully invested has been deleted as it is no longer relevant.
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§ 21. Questions of Interpretation.
Current Investment Advisory Agreement	New Investment Advisory Agreement
The agreement is governed by New York state law.	The agreement remains governed by New York state law. Language has been added stating that, in the event of any conflict between New York state law and any applicable provisions of the 1940 Act or the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the 1940 Act or the Advisers Act, as applicable, shall control.

The foregoing summaries are qualified in their entirety by the New Investment Advisory Agreement and the marked version of the New Investment Advisory Agreement against the Current Investment Advisory Agreement, which are attached to this Proxy Statement as Appendix A and Appendix B, respectively.

ArrowMark Partners Investment Pipeline

In August 2019, the Company invested approximately $15 million in two alternative capital securities (the “Alternative Capital Securities”) issued by two different regulated banking institutions and originated in 2017 and 2018, respectively. Each Alternative Capital Security was issued by a regulated banking institution as an alternative to issuing common equity Tier 1 capital. The Company believes that the Alternative Capital Securities offer a variety of benefits to issuers, including the absence of shareholder dilution, a reduction of credit risk and improved capital / profitability ratios.

Interest on each of the Alternative Capital Securities purchased accrue at a per annum rate equal to 3-Month LIBOR plus 10%. The Company believes that the Alternative Capital Securities offer the opportunity for attractive returns relative to the risks taken and to other credit investments currently available. Given the Company’s investment objective of income and capital preservation, the Company believes that Alternative Capital Securities are well suited for its long-term investment portfolio.

ArrowMark Partners has informed us that it believes that sourcing capital securities such as the Alternative Capital Securities is a barrier to entry for many investors, and that its network of relationships with large bank issuers offers a significant advantage that would benefit the Company following the Transaction as, historically, capital securities such as the Alternative Capital Securities have been acquired through privately negotiated bi-lateral transactions.

ArrowMark Partners has informed us that it has been investing in capital securities similar to the Alternative Capital Securities since 2010 and, with approximately $2.5 billion invested in such securities as of September 30, 2019, believes it is currently one of the most active investors in the sector. ArrowMark Partners has informed us that it has a robust pipeline of investment opportunities in Alternative Capital Securities. If the Transaction is completed, ArrowMark Partners has indicated that it intends to allocate $30 million of its Pipeline Assets to the Company.

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Board Review and Approval of the New Investment Advisory Agreement

The Board, including the Independent Directors of the Company, has unanimously approved the New Investment Advisory Agreement and has determined that the Company’s entry into such agreement is in the best interests of the Company and its Stockholders.

In reaching its decision to approve the New Investment Advisory Agreement, the Board received extensive information from the Current Adviser and ArrowMark Partners regarding the proposed Transaction, ArrowMark Partners and StoneCastle-ArrowMark’s expectations for the Company at several in-person and telephonic meetings and conference calls held during April through December 2019 (including its regular in-person Board meetings on June 5, 2019 and September 10, 2019) as well as its in-person Board meeting on December 5, 2019. In the course of its deliberations regarding the New Investment Advisory Agreement, the Board considered, among other things, information furnished by each of SCP and ArrowMark Partners, including information concerning the proposed acquisition by StoneCastle-ArrowMark of the StoneCastle Investment Platform and the change in governance and operation from the Current Adviser to StoneCastle-ArrowMark, as well as other information it deemed relevant. The Board also considered information provided by the Current Adviser in connection with its recent renewal of the Current Investment Advisory Agreement approved at the September 19, 2019 Board meeting. The Board also requested and received responses from ArrowMark Partners to a series of questions encompassing a variety of topics prepared by the Board, in consultation with counsel to the Company and independent legal counsel to the Independent Directors.

The Board, including the Independent Directors, in evaluating and approving the New Investment Advisory Agreement, considered a number of factors as further described below, including:

•	the nature, extent and quality of the advisory and other services to be performed by StoneCastle-ArrowMark;

•	the investment performance of the Company and other funds and products managed by ArrowMark Partners;

•	the possible economies of scale that would be realized due to the Company’s growth;

•	comparative data with respect to management fees or similar expenses paid to other investment advisers;

•	the expected costs of services to be provided and the anticipated profits to be realized by StoneCastle-ArrowMark and its affiliates from their relationship with the Company;

•	information about the capabilities and financial condition of ArrowMark Partners and services to be performed and the personnel performing such services under the New Investment Advisory Agreement;

•	information regarding the potential benefits to the Company by retaining StoneCastle-ArrowMark as the investment adviser to the Company

•	the representations and undertakings of ArrowMark Partners that there would be no “unfair burden” imposed on the Company as a result of the transactions contemplated by the Transaction within the meaning of Section 15(f) of the 1940 Act;
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•	information regarding whether the Transaction would raise any actual or potential conflicts of interest; and

•	whether the consummation of the Transaction would have any impact on the above considerations.

Nature, Extent and Quality of Services to be Provided. The Board considered the Current Adviser’s specific responsibilities in all aspects of day-to-day investment management of the Company, noting that the services to be provided by StoneCastle-ArrowMark under the New Investment Advisory Agreement are substantially identical to those services provided by the Current Adviser under the Current Investment Advisory Agreement. The Board also considered ArrowMark Partners’ intention that Joshua S. Siegel, who has served with SCP since the Company was incorporated in 2013, will continue to be involved in an advisory capacity in light of his familiarity with the Company and its existing investment portfolio. The Board noted that, as described above, certain other personnel who have performed services for the Company on behalf of the Current Adviser and who are familiar with the Company’s existing investment portfolio had agreed to continue to perform those services following the Transaction.

In considering the nature, extent and quality of the investment management services to be provided by StoneCastle-ArrowMark, the Board noted that it had previously reviewed the written responses of ArrowMark Partners to inquiries from counsel to the Independent Directors, which included, among other things, information about the background and experience of its management and investment professionals. The Board noted that Joshua S. Siegel would be appointed to the board of managers of StoneCastle-ArrowMark.

The Board noted that ArrowMark Partners is a diversified alternative asset manager with $18.9 billion in assets under management as of September 30, 2019, including approximately $8 billion invested in credit-oriented investment strategies. The Board further discussed the scale of ArrowMark Partners’ operations, noting that ArrowMark Partners has more than 67 investment professionals and offices in Colorado, New York, California and London.

The Board also noted that, since 2010, ArrowMark Partners’ credit strategies have invested approximately $2.5 billion in banking-related credit investments. The Board discussed ArrowMark Partners’ significant experience in private credit and direct lending and alternative capital transactions, as well as its approach to direct lending, including the focus on proprietary opportunities, high quality portfolio companies and a rigorous approach to due diligence and structuring, and the investment process followed by ArrowMark Partners’ investment team. The Board discussed the experience of key personnel of ArrowMark Partners, including the individuals who are expected to serve as executive officers for the Company if the Transaction is completed, and observed that ArrowMark Partners has access to a significant volume of investment opportunities, including the banking-related assets in the Pipeline Assets. The Board further discussed the experience and credentials of ArrowMark Partners’ investment team, noting the diverse array of backgrounds among team members, as well as its robust legal and compliance platform that currently manages four 1940 Act funds, totaling $4.3 billion in managed assets as of September 30, 2019.

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The Board also considered other investment management services to be provided by StoneCastle-ArrowMark to the Company, such as monitoring adherence to the Company’s investment restrictions and monitoring compliance with various Company policies and procedures and with applicable securities laws and regulations. The Board discussed the Current Adviser’s cyber security programs and those of its service providers. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its overall determination to approve the New Investment Advisory Agreement, that it was satisfied with the nature, extent and quality of the services provided to the Company by the Current Adviser and that those services would continue with StoneCastle-ArrowMark under the New Investment Advisory Agreement.

Comparison of the Management Fee, and Expense Ratio to Other Closed-End Investment Companies and Business Development Companies. Prior to approval of the New Investment Advisory Agreement, the Board had requested, and received and evaluated, extensive materials from ArrowMark Partners. In an executive session of the Independent Directors, the Independent Directors reviewed the proposed New Investment Advisory Agreement with experienced counsel who is independent of ArrowMark Partners and the Current Adviser and who advised on the relevant legal standards.

The Independent Directors considered the overall investment performance of the Current Adviser and the Company since the Current Adviser was appointed as the Company’s investment adviser in November 2013. The Independent Directors reviewed and considered the Company’s performance relative to a peer group of 29 registered closed-end investment companies and business development companies selected by the Current Adviser that operate in a similar manner as the Company, noting, however, the limited usefulness of such information in light of the Company’s unique investment strategy and industry focus.

The Independent Directors also reviewed and considered the Company’s performance based on market price and net asset value versus the performance of the Bloomberg Barclays U.S. Aggregate Bond Index and the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (“U.S. Corporate High Yield”) for the 12 months ended December 31, 2018, for the six months ended June 30, 2019 and since the Company’s inception (November 13, 2013) through June 30, 2019. The Independent Directors noted that the indices were selected by the Current Adviser for comparison purposes because the indices’ constituents had similar characteristics to those securities in which the Company may invest but acknowledged that no index was likely to fully correspond to the Company’s holdings in light of the Company’s unique investment strategy and industry focus. The directors noted that: (a) based on net asset value, the Company outperformed the indices for the 12 months and 3 year periods ended December 31, 2018, and since the Company’s inception (November 13, 2013) through June 30, 2019 and underperformed the indices for the six months ended June 30, 2019; and (b) based on market price, the Company outperformed the indices for the 12 months ended December 31, 2018, the six months ended June 30, 2019 and since the Company’s inception (November 13, 2013) through June 30, 2019 while it underperformed the U.S. Corporate High Yield for the 5 years period ended December 31, 2018. The Independent Directors also noted their review and evaluation of the Company’s investment performance on an on-going basis throughout the year. The Independent Directors considered the consistency of performance results and the short-term

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and long-term performance of the Company and recognized that such performance was impacted by, among other things, issuer prepayment and calls and the time lag required for the initial deployment and subsequent redeployments of assets. They concluded that the performance of the Company and the Current Adviser represented satisfactory performance in light of the Company’s investment objective and strategy.

The Board reviewed and considered comparative data with respect to the expense ratios and the amount and structure of the expenses paid by the Company’s peer group. The Board noted that the fee structure under the Current Investment Advisory Agreement would remain in place, with the management fee of 1.75% per annum being equal to median of the peer group, and below the median management fees charged by the Company’s peer group when taking into consideration both base management fees and incentive fees.

The Board also noted that for the fiscal year ended December 31, 2018, the Company’s expense ratio of 4.95% of total assets is significantly lower than the median of the peer group of 10.2%, and that as the Company continues to grow, it expects that expenses will continue to decline from the current 4.95% annualized rate as fixed operating expenses become lower as a percentage of assets.

Based on the information reviewed and the considerations detailed above, the Board, including each of the Independent Directors of the Company, concluded that the fee and expense structure of the Current Adviser is fair and reasonable in relation to the services provided by the Current Adviser. This fee and expense structure and these services would continue with StoneCastle-ArrowMark under the New Investment Advisory Agreement.

Actual or Potential Conflicts of Interest. The Board, including the Independent Directors, carefully evaluated whether any actual or potential conflicts of interest exist regarding the Transaction. The Board discussed the ongoing roles of the executive officers of the Company and noted their interests in the Transaction.

No single factor was determinative of the Board’s or the Independent Directors’ decisions to approve the New Investment Advisory Agreement, but rather, the members of the Board and the Independent Directors based their determination on the total mix of information available to them. After considering the factors described above, the Board and the Independent Directors concluded separately that the terms of the New Investment Advisory Agreement are fair and reasonable to the Company in light of the services anticipated to be provided by StoneCastle-ArrowMark following the Transaction, reasonably foreseeable Company asset levels, and the expectations of the Company’s Stockholders that they will receive reasonable value in return for the advisory fees paid. The Board and the Independent Directors also concluded separately that the approval of the New Investment Advisory Agreement is supported by reasonable and impartial records and information, the competitive expense structure, and the fact that the terms of the New Investment Advisory Agreement are materially similar to those of the Current Investment Advisory Agreement, and that the approval of the New Investment Advisory Agreement would be in the best interests of the Company and its Stockholders. Accordingly, on December 5, 2019, the Board, including each of the Independent Directors, approved the New

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Investment Advisory Agreement and recommended that the Company’s Stockholders approve the New Investment Advisory Agreement.

Required Vote

The approval of the New Investment Advisory Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Company under the 1940 Act, which means the affirmative vote of the lesser of (1) 67% or more of the shares of the Company’s stock present or represented by proxy at the Special Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy at the Special Meeting and (2) more than 50% of the outstanding shares of the Company. Broker non-votes and abstentions, if any, will have the effect of a vote “AGAINST” Proposal 1.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT.

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PROPOSAL 2: ELECTION OF DIRECTORS

Board Composition

The Board currently consists of five members, as determined in accordance with our Amended and Restated Certificate of Incorporation and our Amended and Restated By-Laws, three of whom are currently Independent Directors and two of whom are currently “interested persons” of the Company, as defined in Section 2(a)(19) of the 1940 Act. In accordance with our Amended and Restated Certificate of Incorporation, the Board is divided into three classes (designated Class I, Class II and Class III, respectively), each consisting, as nearly as possible, of one-third of the total number of directors. The Class I, Class II and Class III Directors serve terms that expire at the Annual Meeting of Stockholders of the Company to be held in 2020, 2021 and 2022, respectively, or in each case until his or her successor is duly elected and qualified.

Both the 1940 Act and the listing rules of NASDAQ, the exchange on which shares of the Company’s common stock are listed, require election of directors by Stockholders and that a minimum percentage of directors meet specific independence criteria. Section 10(a) of the 1940 Act requires 40% of the directors of the Board to be comprised of Independent Directors and, with respect to the Transaction, Section 15(f) of the 1940 Act requires that at least 75% of the Board must be Independent Directors after the Transaction closes. In addition, NASDAQ listing rules require a majority of the directors of the Board to be comprised of directors who meet the definition of “independent director” under such rules. We refer to our directors that are Independent Directors under the 1940 Act and that satisfy the independent director requirements of NASDAQ as “Independent Directors.”

As of the date of this Proxy Statement, only 60% of the members of the Board are Independent Directors. In order to satisfy the conditions of Section 15(f) of the 1940 Act in connection with the Transaction and the appointment of StoneCastle-ArrowMark as investment adviser to the Company, as well as the closing condition with respect to this Proposal 2 in the Sale Agreement, at least 75% of the Board must not be Independent Directors and accordingly, the Company is proposing to increase the number of Independent Directors.

In connection with, and effective upon, the closing of the Transaction, (1) three of the Company’s five current directors, including two affiliated with SCP, intend to resign, (2) in accordance with the Company’s Amended and Restated By-Laws, the Board has increased its authorized number of directors from five to eight, and (3) the Board has nominated six individuals to fill the resulting vacancies. Each of these six individuals, and the two remaining Independent Directors, has been nominated by the Board for election by the Stockholders of the Company, subject to the closing of the Transaction.

Under the Sale Agreement, SCP and ArrowMark Partners agreed to submit the nomination of, and support the election of, eight directors, including two of the Company’s current directors, Alan Ginsberg and Emil W. Henry, Jr.

At a meeting of the Company’s Nominating Committee held on December 4, 2019, the Nominating Committee approved and recommended to the Board, effective and conditioned upon the closing of the Transaction, the six new individuals as nominees for election as directors of the Company. Prior to the December 4, 2019 Nominating Committee meeting, the Nominating Committee interviewed each of Messrs. Van Praag, Stolper, Arnold and Emrich and focused on each of their professional backgrounds, their historical and current relationships with the ArrowMark Partners, ArrowMark Partner’s personnel, ArrowMark Partners’ related funds and products and their knowledge of, and experience with, other the other nominees.

Director Nominees

In order to satisfy the conditions of Section 15(f) of the 1940 Act in connection with the Transaction and the appointment of StoneCastle-ArrowMark as the investment adviser to the Company, as well as the closing condition with respect to this Proposal 2 in the Sale Agreement, at least 75% of a company’s directors must be Independent Directors. Section 15(f) of the 1940 Act provides a safe harbor to an investment adviser who may receive compensation or benefits in connection with the sale of securities or a sale of any other interest in the investment adviser, which results in an assignment of an investment advisory contract on the satisfaction of two conditions. The first condition specifies that, during the three-year period immediately following completion of the transaction, at least 75% of the investment company’s board of directors must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. During the three-year period immediately following the completion of the Transaction, it is anticipated that at least 75% of the Directors will not be “interested persons” (as defined in the 1940 Act) of the Company. The second condition specifies that no “unfair burden” may be imposed on the investment company as a result of the transaction or any express or implied terms, conditions or understandings applicable to the transaction. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement, during the two-year period after the transaction occurs, whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property, to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company) or (ii) from the investment company or its security holders for other than bona fide investment advisory or other services. Neither the Company nor any party to the Transaction will impose or seek to impose on the Company any “unfair burden” as a result of the Transaction.

Accordingly, in connection with, and effective upon, the closing of the Transaction, (1) three of the Company’s five current directors, including two affiliated with SCP, intend to resign, (2) in accordance with the Company’s Amended and Restated By-Laws, the Board has increased its authorized number of directors from five (5) to eight (8), and (3) the Board has nominated eight (8) individuals to fill the resulting vacancies. Each of these six (6) individuals, and the two (2) remaining directors, have been nominated for election by the Board, the election of each such individual being subject to the closing of the Transaction as described below.

1.       Nominees for the vacancies in Class I, whose terms will expire at the 2020 Annual Meeting of Stockholders of the Company or when their respective successors are duly elected and qualified, are as follows:

Alan Ginsberg has served as an Independent Director since 2013. Mr. Ginsberg has more than 30 years of experience in providing financial advisory services to financial institutions. Mr. Ginsberg began his investment-banking career at Salomon Brothers Inc. in 1983, followed by being a key member of a group that moved to UBS Financial Services Inc. in 1995 and to Donaldson, Lufkin & Jenrette in 1998. He remained at Donaldson, Lufkin & Jenrette through the merger with Credit Suisse First Boston until 2004, when he was recruited to head HSBC Bank USA’s Financial Institutions Group Americas, remaining there until mid-2006. Following HSBC, Mr. Ginsberg was a senior member of the Bank of America Securities Financial Institutions Group. Currently, Mr. Ginsberg is a Managing Director at Barclays and has advised on more than 70 strategic transactions and advisory assignments during his tenure as an investment banker. Mr. Ginsberg received his B.A. in Economics from Yale University. He currently serves on Yale’s Peabody Museum Advisory Board, and he served as a Senior Advisor to SCP from 2010 until May 2013.

Emil W. Henry Jr. Emil W. Henry Jr. has served as Lead Independent Director since 2013. Mr. Henry is the Founder, CEO and Managing Partner of Tiger Infrastructure Partners, a private equity firm focused on infrastructure investment opportunities. Prior to founding Tiger Infrastructure Partners, he was Global Head of Lehman Brothers’ Private Equity Infrastructure business, where he oversaw global infrastructure investments. In 2005, Mr. Henry was appointed Assistant Secretary of the Treasury for Financial Institutions by the President of the United States. Until his departure in 2007, he was a key advisor to two Treasury Secretaries on economic, legislative and regulatory matters affecting U.S. financial institutions and markets. Before joining the Treasury, Mr. Henry was a partner of Gleacher Partners LLC, an investment banking and investment management firm, where he served as Chairman of Asset Management, and Managing Director, and where he oversaw the firm’s investment activities. Mr. Henry began the formative part of his career at Morgan Stanley in the mid-1980s in that firm’s merchant banking arm, where he executed management buyouts for Morgan Stanley’s flagship private equity fund. He holds an M.B.A. from Harvard Business School and a B.A. in Economics from Yale University.

Karen Reidy is a founding partner of ArrowMark Partners and co-manages ArrowMark Partners’ collateralized loan obligation and specialty finance investments and research analyst teams. Prior to founding ArrowMark Partners, Ms. Reidy served as Executive Vice President and Portfolio Manager at Janus Capital, managing $10 billion for two strategies: Janus Balanced Fund and Janus Core Equity Fund, as well as institutional separate accounts (2000-2005). Ms. Reidy was also the Assistant Portfolio Manager of the Janus Fund (1998-2000). She joined Janus Capital as an equity analyst in 1995. Prior to joining Janus Capital, she worked at PricewaterhouseCoopers LLC in the audit and mergers and acquisitions departments. Ms. Reidy graduated from the University of Colorado with a bachelor’s degree and holds the Chartered Financial Analyst designation.

Messrs. Ginsberg and Henry and Ms. Reidy have each consented to being nominated, being named in this Proxy Statement, and serving on the Board if elected, and are not being proposed for election pursuant to any agreement or understanding between them and the Company.

2.        Nominees for the vacancies in Class II, whose terms will expire at the 2021 Annual Meeting of Stockholders of the Company or when their respective successors are duly elected and qualified, are as follows:

Michael Van Praag has an extensive background in the financial industry as a JPMorgan Chase executive with over 35 years of experience in banking, commercial lending, cash management, treasury services and capital markets. Based upon his depth of experience, Mr. Van Praag possesses a keen understanding of the securities industry and banking-related activity that is of direct relevance to the Company’s investment strategy. He also holds a Master of Business Administration degree in Banking and Finance.

Michael Stolper provides broad financial advisory and brokerage business experience serving as the President of Stolper & Co., Inc., an investment adviser for over 35 years. Based upon his years of experience, he possesses a keen understanding of the securities industry and the regulatory framework applicable to it, including the Funds. He also holds a Master of Arts degree in Finance.

Messrs. Van Praag and Stolper have each consented to being nominated, being named in this Proxy Statement, and serving on the Board if elected, and are not being proposed for election pursuant to any agreement or understanding between them and the Company.

3.        Nominees for the vacancies in Class III, whose terms will expire at the 2022 Annual Meeting of Stockholders of the Company or when their respective successors are duly elected and qualified, are as follows:

Guy Arnold has extensive leadership experience in the financial services industry, having held leadership positions at various investment management firms for over 20 years. As President of Dividend Capital Diversified Property Fund, Mr. Arnold oversaw all aspects of a $2.9 billion real estate investment trust and he is currently the Owner and Manager of GMA Holdings, LLC a commercial real estate investment firm. Mr. Arnold also served as a member of the Board of Directors for Steele Street Bank & Trust and is a member of the Board of Directors of the Children’s Hospital of Colorado Finance Committee. Mr. Arnold received his Bachelor of Arts degree from the University of Virginia and has been working in the financial services industry since his graduation in 1990.

John Scott Emrich has significant experience in the investment management and financial services industry. Mr. Emrich served as a financial analyst or portfolio manager for over 13 years for various investment advisory firms. Prior to such positions he also performed business valuations and appraisal analyses at KPMG Peat Marwick, an accounting firm.

Sanjai Bhonsle, whose biographical information is provided in the section of this Proxy Statement above captioned “Anticipated Impact of the Transaction.”

Messrs. Arnold, Emrich and Bhonsle have each consented to being nominated, being named in this Proxy Statement, and serving on the Board if elected, and are not being proposed for election pursuant to any agreement or understanding between them and the Company.

Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed by Stockholders on the proxy cards or, if no direction is given, “FOR” the election of each of the Board’s nominees, Alan Ginsberg, Emil W. Henry, Jr., Karen Reidy, Michael Van Praag, Michael Stolper, Guy Arnold, John Scott Emrich and Sanjai Bhonsle. In the event that any of the Board’s nominees should become unable to serve because of an event not now anticipated or decline to serve as directors at the time of the Special Meeting, the persons named as proxies will vote for such other nominees as may be proposed by the Nominating Committee. The Board has no reason to believe that any of its nominees will be unable or unwilling to continue to serve on the Board if elected.

Information About Each Nominee’s Experience, Qualifications, Attributes or Skills

Certain biographical and other information relating to the nominees, including their ages, positions with the Company, principal occupations and other board memberships for the past five years are shown in the table below:

Name, Address (1) and Age	Current Position(s) Held with Company	Length of Time Served; Term of Office	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director During Past Five Years (2)

Independent Directors

Alan Ginsberg, (58)	Director; Member of Nominating Committee and Chair of Audit Committee	Since 2013; Class III Director, current term ends at the 2022 Annual Meeting of Stockholders of the Company	Senior Advisor, SCP from 2010 - 2013; Managing Director Barclays Bank August 2017 - Present	External Advisory Board of Peabody Museum at Yale University

Emil W. Henry Jr., (59)	Director; Member of Audit Committee and Nominating Committee, and Lead Independent Director since 2013	Since 2013; Class II Director, current term ends at the 2021 Annual Meeting of Stockholders of the Company	CEO, Managing Partner and Founder of Tiger Infrastructure Partners	Director of Easterly Government Properties; Director of numerous private companies that are Tiger Infrastructure portfolio companies

Michael Van Praag (60)	—	—	Banker at JPMorgan Chase Bank, N.A. from 1981 - 2017	—

Michael Stolper (74) P.O. Box 2920 Aspen, CO 81612	—	—	Financial Advisor at Stolper & Co. from 1975 - 2017	Director of Meridian Funds; Director of Jordan Opportunity Fund (until 2014)

Name, Address (1) and Age	Current Position(s) Held with Company	Length of Time Served; Term of Office	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director During Past Five Years (2)
Guy Arnold (51) 20 Elm Street Denver, CO 80220	—	—	Manager at GMA Holdings, LLC from 2013 - 2015; Chief Operating Officer and President of Real Estate at Hunt Companies, Inc. from 2015 - Present	Director of Meridian Funds

John Scott Emrich (52)	—	—	Director of Meridian Funds from 2010 - Present; Director of Destra Funds from 2015 - Present	Director of Meridian Funds from 2010 - Present; Director of Destra Funds from 2015 - Present

Interested Directors

Sanjai Bhonsle (49) 100 Fillmore Street Ste. 325 Denver, CO 80206	—	—	Partner and Portfolio Manager at ArrowMark Partners from 2012 - Present	Brown RI Management, LLC and Affiliates from 2018-Present

Karen Reidy (52) 100 Fillmore Street Ste. 325 Denver, CO 80206	—	—	Partner and Portfolio Manager at ArrowMark Partners from 2008 - Present	Brown RI Management, LLC and Affiliates from 2018-Present

(1)	Unless otherwise stated in this column, the business address of each nominee is care of StoneCastle Financial Corp., 152 West 57th Street, 35th Floor, New York, NY 10019.

(2)	StoneCastle Financial Corp. is the only portfolio in the Company’s fund complex.

The Board believes that the significance of each director’s experience, qualifications, attributes and skills is an individual matter (meaning that experience that is important for one director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single director, or particular factor, being indicative of Board effectiveness. However, the Board believes that directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with the Company’s investment adviser, other Company management, service providers, counsel and independent auditors, in order to exercise effective business judgment in the performance of their duties. Experience relevant to having this ability may be achieved through a director’s educational background, business, professional training or practice (e.g., accounting, finance or law), public service or academic positions, experience from service as a board member or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations and/or other life experiences.

To assist them in evaluating certain legal matters, the Independent Directors are counseled by their own independent legal counsel and also may benefit from information provided by the Company’s counsel; both counsel to the Independent Directors and the Company have significant experience advising investment companies and their directors. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

Current Executive Officers of the Company

The following table provides information concerning each of the executive officers of the Company, including their ages, positions with the Company and principal occupations for the past five years:

Name, Address (1) and Age	Current Position(s) Held with Company (2)	Length of Time Served and Term of Office	Principal Occupation(s) During Past Five Years

Joshua S. Siegel, (48)	Director; Chairman of the Board and Chief Executive Officer	Since 2013; Class II Director, current term ends at the 2021 Annual Meeting of Stockholders of the Company	Managing Partner and CEO of SCP

George Shilowitz, (54)	Director and President	Since 2013; Class I Director, current term ends at the 2020 Annual Meeting of Stockholders of the Company	Managing Partner, Co-CEO and Senior Portfolio Manager of SCP

Patrick J. Farrell, (60)	Chief Financial Officer	Since April 2014	Chief Financial Officer of SCP

Rachel Schatten, (49)	General Counsel, Chief Compliance Officer and Secretary	Since July 2013	General Counsel and Chief Compliance Officer of SCP

(1)	The business address of each officer is care of StoneCastle Financial Corp.,152 West 57th Street, 35th Floor, New York, NY 10019.

(2)	Elected by, and serves at the pleasure of, the Board.

Biographical information for each of the executive officers of the Company is as follows:

Joshua S. Siegel is the founder, Chairman, and Chief Executive Officer of SCP, and oversees its management and strategy. Having served as the Chairman and CEO of the Company, he is widely regarded among investors and government regulators as a leading expert and investor in the banking and financial technology industries. His financial innovations have brought nearly $40 billion of capital to over 1,600 community and regional banks. In addition, he speaks frequently at industry events, including those hosted by the American Bankers Association, Conference of State Bank Supervisors, Federal Deposit Insurance Corporation and Federal Reserve Bank. A creative instructor with a passion for teaching, Mr. Siegel has regularly been invited to educate government regulators about the specialized community banking sector and financial technology. Prior to co-founding SCP, Mr. Siegel was a co-founder and Vice President of the Global Portfolio Solutions and Securitized Products Group at Salomon Brothers (which was merged into Travelers in 1998 and into Citigroup in 1999). Prior to his tenure at

Salomon Brothers / Citigroup, Mr. Siegel worked at Sumitomo Bank where he served as a corporate lending officer and as a member of the New York Credit Committee. Prior to Sumitomo, Mr. Siegel worked for Charterhouse and Sulzer Brothers in private equity and merchant banking roles. He holds a B.S. in Management and Accounting from Tulane University and is a member of the Young Presidents Organization and MENSA. He also served as an Adjunct Professor at the Columbia Business School in New York City from 2011 to 2015.

George Shilowitz is Co-CEO of SCP. Mr. Shilowitz has two decades of banking and investment experience. Prior to joining SCP, Mr. Shilowitz was an executive at Shinsei Bank and managed various business units. Prior to Shinsei Bank, Mr. Shilowitz worked at Lehman Brothers and began his career in 1991 at First Boston Corporation (now Credit Suisse). He holds a B.S. in Economics from Cornell University.

Patrick J. Farrell has over 35 years of hands-on management experience in finance and accounting, specifically focused on domestic and offshore mutual funds and investment advisory and broker dealer businesses. Prior to joining SCP as Chief Financial Officer in February 2014, Mr. Farrell was CFO/COO of the Emerging Managers Group, LP, a specialty asset management firm focused on offshore mutual funds. Prior to that, Mr. Farrell was CFO at Reserve Management, where he oversaw all financial activities for the company. Earlier in his career, he held financial positions at Lexington Management, Drexel Burnham Lambert, Alliance Capital and New York Life Investment Management, all focused on investment advisory and mutual fund activities. He began his career at Peat Marwick Mitchell & Co. Mr. Farrell holds a B.S. in Business Administration-Accounting from Manhattan College. Mr. Farrell is a Certified Public Accountant licensed in New York and is a member of the American Institute of Certified Public Accountants.

Rachel Schatten had over 12 years of investment adviser experience prior to joining SCP as General Counsel and Chief Compliance Officer in 2013. From 2004 to 2013, she served as the U.S. General Counsel and Chief Compliance Officer of a subsidiary of Hardt Group Investments AG, an international fund of funds, and as the General Securities Principal of its affiliated broker-dealer since its inception through its subsequent sale. Prior to her tenure at the Hardt Group, Ms. Schatten was an Associate in the investment management group of Schulte Roth & Zabel LLP, where she counseled investment advisors on developing and structuring new hedge funds, including domestic and offshore entities, master feeder funds, and funds of funds. She holds Series 7, 63 and 24 licenses and is admitted to practice law in New York. She graduated Cum Laude from Albany Law School of Union University, where she was an associate editor of the Albany Law Review and a member of the Justinian Society.

Compensation of Directors and Executive Officers

The compensation paid by the Company to the Independent Directors for the fiscal year ended December 31, 2018 is set forth below. The Company pays no compensation to directors who are not Independent Directors. No officers of the Company received compensation from the Company.

Name and Position with the Company	Aggregate Compensation from the Company (1)	Pension or Retirement Benefits Accrued as Part of Company Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Company and Complex Paid to Directors

Independent Directors

Alan Ginsberg (2)	$71,000	None	None	$71,000

Emil W. Henry Jr. (3)	$71,000	None	None	$71,000

Clara Miller	$61,000	None	None	$61,000

Interested Directors (4)

Joshua S. Siegel	None	None	None	None

George Shilowitz	None	None	None	None

(1)	The amounts in this column are cash payments reflecting retainer fees paid to the directors

(2)	Audit Committee Chair

(3)	Lead Independent Director

(4)	Interested directors are not compensated by the Company for their service as directors

The Company did not reimburse the Independent Directors for out-of-pocket expenses incurred in attending the Board and committee meetings for the fiscal year ended December 31, 2018.

Board’s Oversight Role

The Board’s primary role is oversight of the management of the Company. As is the case with virtually all investment companies, service providers to the Company, primarily the Company’s investment adviser and its affiliates, have responsibility for the day-to-day management of the Company, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chair, acting between Board meetings, regularly interacts with and receives reports from senior personnel of the Company’s service providers. The Board’s Audit Committee (which consists of all of the Independent Directors) meets regularly, and between meetings the Audit Committee Chair has access to the Company’s independent registered public accounting firm and to the Company’s Chief Financial Officer. The Current Adviser and the Company’s other service providers have adopted, and StoneCastle-ArrowMark is expected to adopt, a variety of policies, procedures and controls designed to address the Company’s particular risks. However, it is not possible to eliminate, or even to mitigate, all of the risks applicable to the Company. The Board receives reports from Company counsel and the Independent Directors’ independent legal counsel regarding regulatory, compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of Company investments or of the activities of the Company or any of the Company’s service providers.

Our Board has four regularly scheduled meetings each year, and additional meetings may be scheduled as needed. During the fiscal year ended December 31, 2018, the Board held seven meetings. In addition, our Board has a standing Audit Committee and a standing Nominating Committee, each of which meet periodically and have adopted written charters, whose responsibilities are described below. The Board in its discretion from time to time may establish ad hoc committees.

Each director is expected to attend at least 75% of the aggregate number of meetings of the Board and the committees of which he or she is a member. During the fiscal year ended December 31, 2018, each director of the Company attended at least 75% of the meetings of the Board and of any committees of which he or she was a member. We do not have a formal policy regarding attendance by directors at Annual Meetings of Stockholders of the Company.

Board Leadership Structure

The Independent Directors exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the director happens to be independent or a member of management. The Board has determined that its leadership structure, in which the Chair of the Board is an interested person of the Company, is appropriate because the Independent Directors believe that an interested Chair has a personal and professional stake in the quality and continuity of services provided by management to the Company. The Independent Directors have determined that they can act independently and effectively without having an Independent Director serve as Chair and that a key factor for assuring that they are in a position to do so is for the directors who are independent of management to constitute a majority of the Board. Joshua S. Siegel is the current Chairman of the Board. We expect that, following the Transaction, the newly constituted Board would select a Chair.

The Chair develops agendas for Board meetings in consultation with the lead Independent Director and presides at all meetings of the Board. The lead Independent Director, among other things, chairs executive sessions of the Independent Directors, serves as a spokesperson for the Independent Directors and serves as a liaison between the Independent Directors and our management between Board meetings. The Independent Directors regularly meet outside the presence of management and are advised by independent legal counsel. Emil W. Henry, Jr. is the current lead Independent Director of the Company and is expected to continue to serve as the lead Independent Director of the Company after the closing of the Transaction.

The Board has also determined that its leadership structure, as described above, is appropriate in light of the Board’s size and class structure, the number of Independent Directors and the Board’s general oversight responsibilities. The Board believes that its leadership structure not only facilitates the orderly and efficient flow of information to the Independent Directors from management, including our investment adviser, but also enhances the independent and orderly exercise of the Board’s responsibilities.

Audit Committee

The Board has an Audit Committee comprised of each of the Company’s Independent Directors. The Audit Committee met four times during the Company’s fiscal year ended December 31, 2018. The functions of the Audit Committee are to (a) assist the Board in its oversight of (i) the integrity of the financial statements of the Company; (ii) the independent registered public accounting firm’s (the “Independent Auditor”) qualifications and independence; (iii) the performance of the Company’s internal audit function and Independent Auditor; and (iv) the compliance by the Company with legal and regulatory requirements and (b) prepare an audit committee report as required by Regulation S-K under the 1934 Act. The Audit Committee approves the selection and retention of the Independent Auditor, which is then ratified by both the full Board, including a majority of the Independent Directors. A copy of the Audit Committee’s Audit Committee Report for the fiscal year ended December 31, 2018 is attached to this Proxy Statement as Appendix C. The Audit Committee charter, which describes the Audit Committee’s purpose and duties, is available on the Company’s website at www.stonecastle-financial.com. References to the Company’s website do not incorporate the content of the website into this Proxy Statement.

Nomination Committee

The Board has a Nominating Committee comprised of each of the Company’s Independent Directors. During the fiscal year ended December 31, 2019, the Nominating Committee held three meetings. These meetings were held on March 7, August 23, and December 4, 2019. The functions of the Nominating Committee are to (i) identify individuals qualified to become directors of the Company in the event that a position is vacated or created; (ii) select, or to recommend that the Board select, the director nominees for each Annual Meeting of Stockholders of the Company; (iii) set any necessary standards or qualifications for service as a director of the Company; (iv) make recommendations concerning the continuing education of the directors on matters relating to their activities as directors; (v) oversee periodic self-assessments of the directors; (vi) periodically review and make recommendations regarding Independent Director compensation; (vii) periodically liaise with the Company’s Chief Compliance Officer; (viii) oversee the contract review process, including the review of the Company’s investment advisory agreement and contracts with any affiliated service providers; and (ix) undertake such matters from time to time relating to Board nominations or governance of the Company as the Nominating Committee shall deem appropriate. In addition, the Nominating Committee will consider corporate governance issues that arise from time to time and develop appropriate recommendations for the Board, giving appropriate weight to relevant factors including “industry-leading practices.” The Nominating Committee will review and report to the Board regarding any actual or potential conflicts of interest involving any director and determine whether such director may vote on any issue as to which there may be a conflict. In addition, the Nominating Committee will review all related-party transactions and determine whether such transactions are appropriate for the Company to undertake. In selecting candidates for nomination by the Board, the Nominating Committee follows the process outlined in its charter, and may accept director nominations made by Company Stockholders on the same basis as it considers and evaluates nominees recommended by other sources.

The Company’s Nominating Committee met on December 4, 2019 and Alan Ginsberg, Emil W. Henry, Jr., Karen Reidy, Michael Van Praag, Michael Stolper, Guy Arnold, John Scott Emrich and Sanjai Bhonsle were recommended and approved by the Nominating Committee as director nominees for the Special Meeting. The Nominating Committee was established on December 6, 2018. Prior to the December 4, 2019 meeting, the Nominating Committee interviewed each of Messrs. Van Praag, Stolper, Arnold and Emrich. The Nominating Committee charter, which describes the Nominating Committee’s purpose and duties, is available on the Company’s website at www.stonecastle-financial.com. References to the Company’s website do not incorporate the content of the website into this Proxy Statement.

The Nominating Committee may accept nominations for the office of Director made by Company Stockholders on the same basis as it considers and evaluates nominees recommended by other sources. In identifying and evaluating Director nominees, the Nominating Committee considers factors including: (i) whether or not the individual is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director or Independent Director of the Company; (ii) whether or not the individual has any relationships that might impair his or her independence, such as any business, financial or family relationships with Company management, the Company’s investment adviser, Company service providers or their affiliates; (iii) whether or not the individual serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes; (iv) whether or not the individual is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Company; (v) the contribution the individual can make to the Board and the Company, with consideration being given to the individual’s educational background and business and professional experience; (vi) the character and integrity of the individual; (vii) the overall diversity of the Board’s composition; and (viii) all applicable laws, rules, regulations, and listing standards. The Nominating Committee may, but is not required to, retain a third-party search firm at the Company’s expense to assist in the identification of Independent Director nominees. Other than the foregoing, there are no stated minimum criteria for Director nominees, although the Nominating Committee may also consider such other factors as its members deem to be in the best interests of the Company and its Stockholders. The Board has not adopted a mandatory retirement policy. The Board may remove or replace any member of the Nominating Committee at any time in its sole discretion.

Stockholders who wish to send communications to the Board should send them to the Secretary of the Company at 152 West 57th Street, 35th Floor, New York, NY 10019. All such communications will be directed to the Board’s attention.

Required Vote

Each director nominee will be elected by a plurality of all the votes cast at the Special Meeting, provided that a quorum is present. A “plurality” means that the nominees who receive the largest number of votes cast (even if they receive less than a majority) will be elected as directors. “Withhold” votes and broker non-votes will not be included in determining the number of votes cast and, as a result, will have no effect on the election of any of the nominees. A proxy received will be voted “FOR” the election of the nominees unless the Stockholder delivering the proxy designates otherwise.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE BOARD’S DIRECTOR NOMINEES NAMED IN THIS PROXY STATEMENT.

GENERAL INFORMATION

A Notice of the Special Meeting and a proxy card for the Company accompany this Proxy Statement. Proxy solicitations will be made, beginning on or about [•], primarily by mail, but proxy solicitations may also be made by telephone, email or personal interviews conducted by officers of the Company, the Current Adviser and Computershare Trust Company, N.A., the transfer agent to the Company. There is no Stockholder statutory right of appraisal or dissent with respect to any matters to be voted on at the Special Meeting.

SCP and ArrowMark Partners have agreed to share equally the out-of-pocket expenses incurred by or on behalf of the Company and its subsidiaries in connection with this Proxy Statement and solicitation. SCP and ArrowMark Partners will also reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of its shares of common stock. This Proxy Statement and form of proxy are first being mailed to Stockholders of the Company on or about [•].

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting

The Notice of Special Meeting, Proxy Statement and a proxy card for the Company are available to you at www.proxyonline.com/docs/stonecastlefinancialcorp2020.pdf. You are encouraged to review all of the information contained in the proxy materials before voting.

Stockholders who wish to attend the Special Meeting should pre-register to obtain an admission ticket to facilitate entry through security at the Special Meeting. An admission ticket and government-issued photographic identification are required to enter the meeting. If you plan to attend, please see page [•] for additional information on pre-registration for and admission to the Special Meeting.

A PROXY CARD IS ENCLOSED. EVEN IF YOU EXPECT TO PARTICIPATE IN THE SPECIAL MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE.

The proxy card should be returned in the enclosed envelope, which needs no postage if mailed in the continental United States. Instructions for the proper execution of the proxy card are set forth on the [inside cover of this Proxy Statement].

If the enclosed proxy card is properly executed and returned in time to be voted at the Special Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a properly executed proxy will be voted “FOR” Proposal 1 and “FOR” the election of the Board’s director nominees named in this Proxy Statement.

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Any Stockholder of record who has given a proxy has the right to revoke it at any time before it is exercised by: (1) delivering a written revocation notice that is received prior to the Special Meeting to the Secretary of StoneCastle Financial Corp. at 152 West 57th Street, 35th Floor, New York, NY 10019; (2) submitting a later-dated proxy that we receive before the conclusion of voting at the Special Meeting; or (3) attending the Special Meeting and voting in person. If you hold shares of Company common stock through a broker, bank, trustee or nominee, you must follow the instructions you receive from them in order to revoke your voting instructions. Participating in the Special Meeting does not revoke your proxy unless you also vote or submit a later-dated proxy at the Special Meeting.

Broker-dealers and other nominees holding shares of the Company in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each proposal before the Special Meeting. A signed voting instruction card or other authorization by a beneficial owner of the Company’s shares that does not specify how the beneficial owner’s shares should be voted will be deemed an instruction to vote such shares “FOR” Proposal 1 and “FOR” the election of the Board’s director nominees named in this Proxy Statement. Beneficial owners should consult their broker or other nominees for instructions as to how to revoke any voting instructions.

Under the Amended and Restated By-Laws of the Company, the presence in person or by proxy of the holders of a majority of the total outstanding shares of common stock of the Company entitled to vote shall be necessary and sufficient to constitute a quorum for the transaction of business at the Special Meeting. In the event that a quorum is not present at the Special Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the Chair of the Special Meeting may adjourn the Special Meeting without notice other than announcement at the Special Meeting.

The Company has outstanding one class of capital stock, consisting of common stock, par value $0.001 per share. Pursuant to the Company’s Amended and Restated Certificate of Incorporation, the Board is authorized to provide for the issuance from time to time of up to 40,000,000 shares of common stock, par value $0.001 per share, and 10,000,000 shares of preferred stock, par value $0.001 per share, consisting of one or more series. The Company currently has no shares of preferred stock outstanding. Each share of common stock of the Company is entitled to one vote at the Special Meeting with respect to each matter to be voted on, with pro rata voting rights for any fractional shares. Each share of common stock of the Company entitles the holder to cast one vote for as many individuals as there are directors to be elected and for whose election the shares of common stock of the Company are entitled to be voted. No shares of common stock of the Company have cumulative voting rights. On the Record Date, there were [•] shares of common stock of the Company issued and outstanding.

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ADDITIONAL INFORMATION

Investment Adviser, Administrator, and Custodian

The Company’s investment adviser is StoneCastle Asset Management LLC, an indirect subsidiary of SCP. The principal executive office of the Current Adviser is 152 West 57th Street, 35th Floor, New York, NY 10019. The Current Adviser is a Delaware limited liability company and is an investment adviser registered under the 1940 Act. Upon the closing of the Transaction, SCP will transfer the assets of the Current Adviser and the StoneCastle Investment Platform to StoneCastle-ArrowMark, as the successor to the Current Adviser, and StoneCastle-ArrowMark will serve as the Company’s investment adviser.

The Bank of New York Mellon, located at 4400 Computer Drive, Westborough, MA 01581, serves as administrator to the Company.

The Bank of New York Mellon, located at 2 Hanson Place, Brooklyn, NY 11217, serves as custodian to the Company.

Information About Attending the Special Meeting

Attendance at the Special Meeting is limited to Stockholders (or their authorized representatives) as of the Record Date. All attendees should pre-register and obtain an admission ticket. Pre-registration is intended to facilitate entry through security at the Special Meeting. Valid, government-issued photographic identification is required to enter the meeting. Cameras, audio and video recorders and similar electronic recording devices will not be allowed in the meeting room. The use of cellular phones, smartphones, tablets, pagers and laptops during the Special Meeting is prohibited, and such devices must be turned off.

If you would like to attend the Special Meeting, please follow the instructions below to pre-register by emailing ir@stonecastle-financial.com or calling StoneCastle Financial Investor Relations at 347-887-0324.

Pre-Registration Instructions. If you are a registered Stockholder (your shares are held in your name), you may pre-register and obtain an admission ticket by contacting us and providing your name as it appears on your stock ownership records and your mailing address. If a family member is attending with you, please indicate that when you pre-register.

If you are a beneficial owner (your shares are held through a broker or bank) you may pre-register and obtain an admission ticket by contacting us and providing your name and mailing address, and evidence of your stock ownership as of the Record Date. A copy of your brokerage or bank statement will suffice as evidence of ownership, or you can obtain a letter from your broker or bank. If a family member is attending with you, please indicate that when you pre-register.

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If you are a Stockholder as of the Record Date and intend to appoint an authorized representative to attend the meeting on your behalf, you may pre-register and obtain an admission ticket by submitting a request to us and providing: your name and mailing address, the name and mailing address of your authorized representative, evidence of stock ownership as of the Record Date, and a signed authorization appointing such individual to be your authorized representative at the meeting.

To pre-register for the meeting and obtain an admission ticket, you can write to us at StoneCastle Financial Corp., Attn. Investor Relations, 152 West 57th Street, 35th Floor, New York, NY 10019, email us at IR@stonecastle-financial.com, or call us at (347) 887-0324.

Other Matters to Come Before the Special Meeting

In addition to Proposal 1 and Proposal 2, you may be asked to consider and vote upon proposals to adjourn the Special Meeting or any adjournments or postponements thereof with respect to proposals for which insufficient votes to approve were cast, and, with respect to such proposals, to permit further solicitation of additional proxies by the Company. No other business will be presented at the Special Meeting.

Voting Results

The Company expects to announce the preliminary voting results at the Special Meeting and publish the final voting results in a Form 8-K filed with the SEC within four business days after the date of the Special Meeting.

Notice to Banks, Broker/Dealers and Voting Trustees and their Nominees

Please advise the Company whether other persons are the beneficial owners of shares for which proxies are being solicited from you, and, if so, the number of copies of this Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.

This Proxy Statement has been prepared for Stockholders of the Company. The Company will mail one Proxy Statement to each Stockholder address upon request. If you would like to obtain an additional paper copy of the Proxy Statement, please contact Julie Muraco at (347) 887-0324 or write to StoneCastle Financial Corp. at 152 West 57th Street, 35th Floor, New York, NY 10019, Attn: Investor Relations.

Delivery of Proxy Materials

Please note that only one Proxy Statement or proxy card may be delivered to two or more Stockholders of the Company who share an address, unless the Company has received instructions to the contrary. To request a separate copy of these documents, for instructions on how to request a separate copy of these documents or for instructions on how to request a single copy if multiple copies of these documents are received, Stockholders should contact the

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Company at 1 (347) 887-0324 or write to StoneCastle Financial Corp. at 152 West 57th Street, 35th Floor, New York, NY 10019, Attn: Investor Relations.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act require the Company’s directors and executive officers, certain persons affiliated with the Company and persons who beneficially own more than 10% of a registered class of the Company’s securities to file reports of ownership and changes of ownership with the SEC, Nasdaq and the Company. Directors, officers and greater-than-10% Stockholders are required by SEC regulations to furnish the Company with copies of such forms they file. To the Company’s knowledge, based solely on review of the copies of such reports furnished to the Company during the fiscal year ended December 31, 2018, all Section 16(a) filing requirements applicable to the such reporting persons were complied with.

Security Ownership of Certain Beneficial Owners

To the knowledge of the Company and the Board, no Stockholder, or “group” as that term is defined in Section 13(d) of the 1934 Act, was the beneficial owner of more than 5% of a class of Company common stock as of the Record Date, except that, based on Schedule 13G filings through the date of this proxy statement, the following information with respect to beneficial ownership of more than 5% of the outstanding voting shares has been reported:

Title of Class	Name and Address	Percentage Ownership of Fund	Total Number of Shares

Shares of Beneficial Interest	Punch & Associates Investment Management, Inc. 7701 France Avenue South, Suite 300 Edina, MN 55435	5.76%	377,451

The following table sets forth the dollar range of equity securities in the Company beneficially owned by each director and executive officer as of the Record Date. As of that date, the Company’s directors and executive officers, as a group, owned approximately 1.2% of the outstanding shares of common stock of the Company:

Name of Directors and Executive Officers	Dollar Range of Equity Securities Held in the Company (1)	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director in the Company

Independent Directors

Alan Ginsberg	None	None

Emil W. Henry, Jr.	Over $100,000	Over $100,000

Clara Miller	$10,000 - $50,000	$10,000 - $50,000

Interested Directors

Joshua S. Siegel (2)	Over $100,000	Over $100,000
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Name of Directors and Executive Officers	Dollar Range of Equity Securities Held in the Company (1)	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director in the Company

George Shilowitz (2)	Over $100,000	Over $100,000

Executive Officers

Joshua S. Siegel (2)	Over $100,000	Over $100,000

George Shilowitz (2)	Over $100,000	Over $100,000

Patrick J. Farrell	$10,000 - $50,000	$10,000 - $50,000

Rachel Schatten	None	None

(1)	This information has been furnished by each director and executive officer.
(2)	Includes shares of the Company held by SCP, of which Messrs. Siegel and Shilowitz are partners.

None of the Independent Directors or their family had any interest in the Current Adviser or any person directly or indirectly controlling, controlled by or under common control with the Current Adviser as of December 31, 2018.

Submission of Stockholder Proposals for the 2020 Annual Meeting of Stockholders of the Company

All proposals by Stockholders of the Company that are intended to be presented at the 2020 Annual Meeting of Stockholders of the Company must be received by the Company for consideration for inclusion in the Company’s proxy statement relating to the meeting no later than 5:00 p.m., Eastern Time, on December 31, 2019 and must satisfy the requirements of the federal securities laws, including Rule 14a-8 under the 1934 Act.

Stockholders who do not wish to submit a proposal for inclusion in the Company’s proxy statement and form of proxy for the 2020 Annual Meeting of Stockholders of the Company in accordance with Rule 14a-8 under the 1934 Act may submit a proposal for consideration at the 2020 Annual Meeting of Stockholders of the Company in accordance with the Company’s Amended and Restated By-Laws, which currently require Stockholders wishing to nominate directors or propose other business to be brought before the 2020 Annual Meeting of Stockholders of the Company to provide timely notice of the proposal in writing to the Secretary of the Company and, in the case of such other business, such other business must otherwise be a proper matter for action by the Stockholders. To be considered timely, any such notice must be delivered to the principal executive offices of StoneCastle Financial Corp. at 152 West 57th Street, 35th Floor, New York, NY 10019 not earlier than February 4, 2020, nor later than 5:00 p.m., Eastern Time, on March 6, 2020. If such proposals are not “timely,” then proxies solicited by the Board for the 2020 Annual Meeting of Stockholders of the Company may confer discretionary authority to such proxies to vote on such proposals at their discretion. Any such notice by a Stockholder must set forth all information required by the Company’s Amended and Restated By-Laws with respect to each nominee or other matter the Stockholder proposes to bring before the 2020 Annual Meeting of Stockholders of the Company.

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Where You Can Find More Information

Stockholders may obtain a copy of this Proxy Statement, the Company’s Annual Report for the fiscal year ended December 31, 2018, including Audited Financial Statements for the fiscal year ended December 31, 2018, which was previously mailed to the Company’s Stockholders, and/or the Company’s Semi-Annual Report for the period ended June 30, 2019, without charge, on the SEC’s website, www.sec.gov. In addition, this Proxy Statement is available at www.stonecastle-financial.com, and the Company’s latest Annual Reports and Semi-Annual Reports are available on the Company’s website, www.stonecastle-financial.com. References to these websites do not incorporate the content of these websites into this Proxy Statement. This Proxy Statement, the Company’s Annual Report for the fiscal year ended December 31, 2018 and the Company’s Semi-Annual Report for the period ended June 30, 2019 are also available upon request, without charge, by calling Investor Relations at 347-887-0324. Stockholders who wish to send communications to the Board should send them to the Secretary of the Company at 152 West 57th Street, 35th Floor, New York, NY 10019. All such communications will be directed to the Board’s attention.

IT IS IMPORTANT THAT YOUR PROXY CARD BE COMPLETED PROMPTLY. EVEN IF YOU EXPECT TO PARTICIPATE IN THE SPECIAL MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE.

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YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

PLEASE CAST YOUR PROXY VOTE TODAY!

PROXY CARD
SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY VOTING OPTIONS

1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at proxyonline.com using your proxy control number found below

3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By PHONE with a live operator when you call toll-free 1-866-828-6931 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER

StoneCastle Financial Corp.

PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON [•], 2020

The undersigned stockholder hereby appoints Joshua S. Siegel and Rachel Schatten, with power of substitution, as proxy and attorney in-fact and hereby authorizes him to represent and vote, as provided on the other side, all shares of the StoneCastle Financial Corp. common stock that the undersigned is entitled to vote as of the record date and, in his discretion, upon such other business as may properly come before the Special Meeting of Stockholders of the Company to be held at NASDAQ Market Site, 4 Times Square, New York, NY 10036, on [•] at [•] Eastern Time, or at any adjournment or postponement thereof, with all powers that the undersigned would possess if present at the meeting.

The undersigned hereby revokes any proxy heretofore given with respect to such meeting. When shares are held by joint tenants or tenants in common, the signature of one shall bind all unless the Secretary of the Company is given written notice to the contrary and furnished with a copy of the instrument of order that so provides. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

This proxy is solicited on behalf of the Company’s Board of Directors, and the Proposals (set forth on the reverse side of this proxy card) have been unanimously approved by the Board of Directors and recommended for approval by stockholders.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-866-828-6931. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. IMPORTANCE NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON [•]. THE PROXY STATEMENT IS AVAILABLE AT: www.proxyonline.com/docs/stonecastlefinancialcorp2020.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

StoneCastle Financial Corp.	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Directors. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.
	SIGNATURE (AND TITLE IF APPLICABLE)	DATE

	SIGNATURE (IF HELD JOINTLY)	DATE

The votes entitled to be cast by the stockholder will be cast as directed by the stockholder. If this proxy is executed but no direction is given, the votes entitled to be cast by the stockholder will be cast “FOR” the proposals. The votes entitled to be cast by the stockholder will be cast in the discretion of the proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

THE BOARD OF DIRECTORS AND MANAGEMENT RECOMMEND YOU VOTE “FOR” ON THE PROPOSALS.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:	●

PROPOSAL(S):

		FOR	AGAINST	ABSTAIN
1.	To approve a new management agreement (the “New Investment Advisory Agreement”) between the Company and the current adviser’s successor company, StoneCastle-ArrowMark Asset Management, LLC (the “StoneCastle-ArrowMark ”) (Proposal 1); and	○	○	○

2.	To elect eight directors, (A) Alan Ginsberg, Emil W. Henry, Jr. and Karen Reidy to serve as Class I Directors until the 2020 Annual Meeting of the Company, Michael Van Praag and Michael Stolper to serve as Class II Directors until the 2021 Annual Meeting of the Company, and (C) Guy Arnold, John Scott Emrich and Sanjai Bhonsle to serve as Class III Directors until the 2022 Annual Meeting of the Company, and in each case until his or her successor is duly elected and qualifies (Proposal 2).	FOR	AGAINST	ABSTAIN

	2a. Alan Ginsberg	○	○	○
	2b. Emil W. Henry Jr.	○	○	○
	2c. Karen Reidy	○	○	○
	2d. Michael Van Praag	○	○	○
	2e. Michael Stolper	○	○	○
	2f. Guy Arnold	○	○	○
	2g. John Scott Emrich	○	○	○
	2h. Sanjai Bhonsle	○	○	○

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

Appendix A

Form of New Investment Advisory Agreement

MANAGEMENT AGREEMENT
BETWEEN
STONECASTLE FINANCIAL CORP.
AND STONECASTLE-ARROWMARK ASSET MANAGEMENT, LLC

THIS MANAGEMENT AGREEMENT (the “Agreement”), dated [●] (the “Effective Date”), is entered into between StoneCastle Financial Corp., a Delaware corporation (the “Company”) and StoneCastle-ArrowMark Asset Management, LLC, a Delaware limited liability company (the “Advisor”).

WHEREAS, the Company is Delaware corporation registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”); and

WHEREAS, the Advisor is an investment advisor that has registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, each of the board of directors of the Company (the “Board”), including a majority of directors that are not “interested persons” of the parties hereto, and the stockholders of the Company have approved the entry by the Company into this Agreement in the manner required under the Investment Company Act; and

WHEREAS, the Company desires to retain the Advisor to furnish investment advisory and administrative services to the Company on the terms and conditions hereinafter set forth, and the Advisor desires to be retained to provide such services;

NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1.	Appointment of Advisor.

The Company appoints the Advisor to act as the investment advisor of and to provide certain administrative services to the Company for the period and on the terms herein set forth. The Advisor accepts such appointment and agrees to render the investment advisory and administrative services herein set forth, for the compensation herein provided.

2.	Investment Duties of the Advisor.

The Company hereby employs the Advisor to act as the investment advisor to the Company and to manage the investment and reinvestment of the assets of the Company, subject to the supervision of the Board, for the period and upon the terms herein set forth, (a) in accordance with the investment objective, policies and restrictions of the Company that were initially set forth in the Company’s registration statement on Form N-2 first filed with the Securities and Exchange Commission on June 14, 2013 (the “Registration Statement”), as it has been amended from time to time in the Company’s annual reports on Form N-CSR and subsequent registration statements filed by the Company on Form N-2, as the same may be amended from time to time, (b) in accordance with the Investment Company Act, the Advisers Act and all other applicable federal and state laws, and (c) in accordance with the Company’s Amended and Restated Certificate of Incorporation and Bylaws as the same may be amended from time to time. Consistent with the foregoing, the Advisor will regularly provide the Company with investment research, advice and supervision and will furnish continuously an investment program for the Company, consistent with the investment objective and policies of the Company. The Advisor will determine from time to time what securities shall be purchased for the Company, what securities shall be held or sold by the Company and what portion of the Company’s assets shall be held as cash or in other liquid assets. Subject to the supervision of the Board, the Advisor shall have the power and authority on behalf of the Company to effectuate its investment decisions for the Company, including the execution and delivery of all documents relating to the Company’s investments and the placing of orders for other securities purchase or sale transactions on behalf of the Company. In the event that the Company determines to acquire debt financing, the Advisor will arrange for such financing on the Company’s behalf, subject to the approval of the Board. If the Company determines it is necessary or appropriate for the advisor to make investments on behalf of the Company through a special purpose vehicle, the Advisor shall have the authority to create or arrange for the creation of such special purpose vehicle and to make such investments through such special purpose vehicle in accordance with the Investment Company Act. Without limiting the generality of the foregoing, the Advisor shall, during the term and subject to the provisions of this Agreement, (i) determine the composition of the portfolio of the Company, the nature and timing of the changes therein and the manner of implementing such changes; (ii) identify, evaluate and negotiate the structure of the investments made by the Company; (iii) perform due diligence on prospective portfolio companies; (iv) close and monitor the Company’s investments; and (v) provide the Company with such other investment advisory, research and related services as the Company may, from time to time, reasonably require for the investment of its assets.

3.	Administrative Duties of the Advisor.

Subject to the overall supervision and review of the Board, the Advisor will perform (or oversee or arrange for the performance of) the administrative services necessary for the operation of the Company. Without limiting the generality of the foregoing, the Advisor will furnish or arrange for the furnishing of office facilities and clerical and administrative services necessary to the operation of the Company (other than services provided by the Company’s custodian, accounting agent, administrator, dividend and interest paying agent and other service providers). The Advisor will also, on behalf of the Company, arrange for the services of, and oversee, custodians, depositaries, transfer agents, dividend disbursing agents, underwriters, brokers, dealers, placement agents, banks, insurers, accountants, attorneys, pricing agents, and other persons as it may deem necessary or desirable. The Advisor shall, on behalf of the Company (a) oversee the performance of, and payment of the fees to, the Company’s service providers, and make such reports and recommendations to the Board concerning such matters as the parties deem desirable; (b) respond to inquiries and otherwise assist such service providers in the preparation and filing of regulatory reports, proxy statements, shareholder communications and the preparation of Board materials and reports; (c) establish and oversee the implementation of borrowing facilities or other forms of leverage authorized by the Board; and (d) supervise any other aspect of the Company’s administration as may be agreed upon by the Board on behalf of the Company and the Advisor.

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4.	Delegation of Responsibilities.

Subject to the requirements of the Investment Company Act, the Advisor is hereby authorized, but not required, to enter into one or more sub-advisory agreements with other investment advisors (each, a “Sub-Advisor”) pursuant to which the Advisor may obtain the services of the Sub-Advisor(s) to assist the Advisor in fulfilling its responsibilities hereunder. Specifically, the Advisor may retain a Sub-Advisor to recommend specific securities or other investments based upon the Company’s investment objective and policies, and work, along with the Advisor, in structuring, negotiating, arranging or effecting the acquisition or disposition of such investments and monitoring investments on behalf of the Company, subject in all cases to the oversight of the Advisor and the Company. The Advisor, and not the Company, shall be responsible for any compensation payable to any Sub-Advisor. Any sub-advisory agreement entered into by the Advisor shall be in accordance with the requirements of the Investment Company Act, the Advisers Act and other applicable federal and state laws.

5.	Independent Contractors.

The Advisor and any Sub-Advisors shall for all purposes herein be deemed to be independent contractors and shall, except as expressly provided or authorized, have no authority to act for or represent the Company in any way or otherwise be deemed to be an agent of the Company.

6.	Compliance with Applicable Requirements.

In carrying out its obligations under this Agreement, the Advisor shall at all times comply with:

a.	all applicable provisions of the Investment Company Act, the Advisers Act, the Securities Exchange Act of 1934, as amended, and the Securities Act of 1933, as amended, and any applicable rules and regulations adopted thereunder;

b.	the provisions of the Registration Statement of the Company, as the same has been amended from time to time in the Company’s annual reports on Form N-CSR and in subsequent registration statements filed by the Company on Form N-2, including without limitation, the investment objectives set forth therein;

c.	the provisions of the Company’s Amended and Restated Certificate of Incorporation and its By-Laws as the same may be amended from time to time;

d.	all policies, procedures and directives adopted by the Board; and

e.	any other applicable provisions of state, federal or foreign law, or rules promulgated by any applicable self-regulating organization or exchange.

7.	Policies and Procedures.

The Advisor shall provide the Company, at such times as the Company shall reasonably request, with a copy of all policies and procedures adopted by the Advisor as may reasonably be

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required to comply with Rule 38a-1 under the Investment Company Act, if applicable, and a copy of the Advisor’s report to the Company in sufficient scope and detail to comply with the Advisor’s obligations under Rule 38a-1 under the Investment Company Act.

8.	Brokerage.

The Advisor is responsible for decisions to buy and sell securities for the Company, broker-dealer selection, and negotiation of brokerage commission rates. The Advisor’s primary consideration in effecting a security transaction (including purchases and sales) will be to obtain best execution. In selecting a broker-dealer to execute a particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Company on a continuing basis. Accordingly, the price to the Company in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the execution services offered.

Subject to such policies as the Board may from time to time determine, the Advisor shall not be deemed to have acted unlawfully, or to have breached any duty created by this Agreement or otherwise, solely by reason of its having caused the Company to pay a broker or dealer that provides brokerage and research services to the Advisor an amount of commission for effecting a Company investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor’s overall responsibilities with respect to the Company and to other clients of the Advisor as to which the Advisor exercises investment discretion. The Advisor is further authorized to allocate the orders placed by it on behalf of the Company to such brokers and dealers who also provide research or statistical material or other services to the Company, the Advisor or to any sub-advisor. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor will report on said allocations regularly to the Board indicating the brokers to whom such allocations have been made and the basis therefor.

9.	Books and Records.

Subject to review by and the overall control of the Board, the Advisor shall keep and preserve for the period required by the Investment Company Act and the Advisers Act any books and records relevant to the provision of its investment advisory services to the Company and shall specifically maintain all books and records with respect to the Company’s portfolio transactions and shall render to the Board such periodic and special reports as the Board may reasonably request. The Advisor agrees that all records that it maintains for the Company are the property of the Company and shall surrender promptly to the Company any such records upon the Company’s request, provided that the Advisor may retain a copy of such records.

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10.	Compensation.

a.	For the services, payments and facilities to be furnished hereunder by the Advisor, the Advisor shall receive from the Company the following compensation:

i.	Management Fee. The Advisor shall receive a management fee (the “Management Fee”) calculated quarterly and paid quarterly in arrears, based on Managed Assets at the end of each calendar quarter, within fifteen (15) days of the end of each calendar quarter. Subject to Section 16, the Management Fee will be prorated for any partial calendar quarter and, if more than one rate applies during a calendar quarter, the Management Fee will be adjusted on a pro rata basis based on the number of calendar days and/or category of assets for which each rate applies. The Management Fee shall equal 0.4375% per quarter (1.75% annualized) of the Company’s Managed Assets.

ii.	Incentive Fee. The Advisor shall not receive any incentive compensation from the Company.

b.	For purposes of this Agreement, “Managed Assets” means the total assets of the Company (including any assets purchased with or attributable to any borrowed funds and cash and cash equivalents except where otherwise expressly provided herein), which shall be computed in accordance with any applicable policies and determinations of the Board.

c.	The Advisor may, from time to time, waive or defer all or any part of the compensation described in this Section 10. The parties do hereby expressly authorize and instruct the Company’s officers or any third-party administrator to calculate the fee payable hereunder and to remit all payments specified herein to the Advisor.

11.	Expenses of the Advisor.

The compensation paid by the Advisor to its investment professionals and the allocable routine overhead expenses of the Advisor and its affiliates, when and to the extent engaged in providing the investment advisory services described in Section 2 hereof, will be provided and paid for by the Advisor and its affiliates and not by the Company. It is understood that the Company will pay all expenses other than those expressly stated to be payable by the Advisor hereunder, which expenses payable by the Company shall include, without limitation, the following (collectively, “Operating Expenses”):

a.	other than as set forth in the first sentence of this Section 11, expenses of maintaining the existence of the Company and related overhead, including, to the extent such services are provided by personnel of the Advisor or its affiliates, an allocable portion of the overhead and other expenses incurred by the Advisor in performing its administrative obligations under this Agreement, including without limitation furnishing office space and facilities and administrative and compliance personnel compensation, training and benefits, provided that the reimbursement of
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any expenses incurred by the Advisor or its affiliates pursuant to this clause (a) that would exceed 0.05% of Managed Assets shall be subject to the approval by a majority of the members of the Board who are not “interested persons” of the Company as defined in Section 2(a)(19) of the Investment Company Act (“Independent Directors”), or in lieu thereof a committee of the Board comprised solely of Independent Directors;

b.	the fees, expenses and disbursements of any third party administrator or compliance firm retained by the Company or the Advisor to provide any of the administrative services referenced in clause (a) above, to the extent not provided by personnel of the Advisor or its affiliates;

c.	commissions, spreads, fees and other expenses connected with the acquisition, holding, monitoring and disposition of securities and the Company’s other investments, including placement and similar fees in connection with direct placements entered into by or on behalf of the Company or any subsidiary thereof, and travel or other expenses incurred in connection with performing due diligence on its prospective portfolio companies or monitoring and overseeing its existing portfolio companies, provided that the reimbursement of any travel expenses incurred by the Advisor or its affiliates pursuant to this clause (c) shall be subject to the approval by a majority of the Independent Directors, or in lieu thereof a committee of the Board comprised solely of Independent Directors;

d.	auditing, accounting and legal expenses;

e.	taxes and interest;

f.	governmental fees;

g.	expenses of listing shares of the Company with a stock exchange, and expenses of issue, sale, repurchase and redemption (if any) of interests in the Company, including expenses of conducting tender offers for the purpose of repurchasing Company securities;

h.	expenses of registering and qualifying the Company and its securities under federal and state securities laws and of preparing and filing registration statements and amendments for such purposes;

i.	expenses of communicating with shareholders, including website expenses and the expenses of preparing, printing, and mailing press releases, reports and other notices to shareholders and of meetings of shareholders and proxy solicitations therefor;

j.	expenses of preparing and filing reports with governmental officers and commissions, including but not limited to those incurred in connection with compliance by the Company with its reporting obligations under the Investment Company Act and other federal securities laws;
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k.	insurance expenses;

l.	association membership dues;

m.	fees, expenses and disbursements of custodians and subcustodians for all services to the Company (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values);

n.	fees, expenses and disbursements of transfer agents, dividend and interest paying agents, stockholder servicing agents and registrars for all services to the Company;

o.	fees, expenses and disbursements, including travel expenses, incurred in connection with the marketing and promotion of the Company, including the fees, expenses and disbursements of any person with whom the Company (or the Advisor on behalf of the Company) enters into an endorsement relationship, provided that the reimbursement of any expenses incurred by the Advisor or its affiliates pursuant to this clause (o) shall be subject to the approval by a majority of the Independent Directors, or in lieu thereof a committee of the Board comprised solely of Independent Directors;

p.	compensation and expenses of the Company’s Independent Directors;

q.	pricing, valuation, and other consulting, due diligence or analytical services employed in considering and valuing the actual or prospective investments of the Company;

r.	all expenses incurred in leveraging of the Company’s assets through a line of credit or other indebtedness or issuing and maintaining preferred shares;

s.	all expenses incurred in connection with the organization of the Company and any offering of common or preferred shares, including underwriting discounts and commissions; and

t.	such non-recurring items as may arise, including expenses incurred in litigation, proceedings and claims and the obligation of the Company to indemnify its directors, officers and shareholders with respect thereto.

12.	Covenants of the Advisor.

The Advisor represents and warrants to the Company that it is, and covenants to the Company that it shall remain during the term of this Agreement, registered as an investment advisor under the Advisers Act. The Advisor agrees that its activities will at all times be in compliance in all material respects with all applicable federal and state laws governing its operations and investments.

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13.	Non-Exclusivity.

The Company understands that the services of the Advisor to the Company are not exclusive and the persons employed by the Advisor to assist in the performance of the Advisor’s duties under this Agreement may not devote their full time to such services. Nothing contained in this Agreement shall be deemed to limit or restrict the right of the Advisor or any affiliate of the Advisor to engage in and devote time and attention to other businesses or to render services of whatever kind or nature. Furthermore, the Advisor may furnish the same or similar investment advisory or administrative services described herein to one or more clients other than the Company, including businesses that may directly or indirectly compete with the Company. It is possible that the Advisor may allocate investment opportunities to such other clients, which may reduce the Company’s access to such investment opportunities. The Advisor shall allocate investment opportunities between the Company and such other clients in a fair and equitable manner in accordance with its internal allocation policies and procedures (the “Allocation Policy”). The Allocation Policy and all amendments thereto will be subject to Board approval.

The Company further understands and agrees that managers and employees of the Advisor and its affiliates may serve as officers or directors of the Company, and that officers or directors of the Company may serve as managers of the Advisor to the extent permitted by law; and that the managers of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers or directors of any other firm or company, including other investment advisory companies. Notwithstanding the foregoing, the Advisor acknowledges and agrees that its investment professionals shall devote that amount of their respective business time as is reasonably necessary to manage the affairs and activities of the Advisor as they relate to the performance of the Advisor’s duties and obligations to the Company under this Agreement. If any person who is a manager, partner, officer or employee of the Advisor is or becomes a director, officer and/or employee of the Company and acts as such in any business of the Company, then such manager, partner, officer or employee of the Advisor shall be deemed to be acting in such capacity solely for the Company and not as a manager, partner, officer or employee of the Advisor or under the control or direction of the Advisor, even if paid by the Advisor.

Subject to any restrictions prescribed by law, by the provisions of the Code of Ethics of the Company and the Advisor and by the Advisor’s Allocation Policy, the Advisor and its members, officers, employees and agents shall be free from time to time to acquire, possess, manage and dispose of securities or other investment assets for their own accounts, for the accounts of their family members, for the account of any entity in which they have a beneficial interest or for the accounts of others for whom they may provide investment advisory, brokerage or other services (collectively, “Managed Accounts”), in transactions that may or may not correspond with transactions effected or positions held by the Company or to give advice and take action with respect to Managed Accounts that differs from advice given to, or action taken on behalf of, the Company. The Advisor is not, and shall not be, obligated to initiate the purchase or sale for the Company of any security that the Advisor and its members, officers, employees or agents may purchase or sell for its or their own accounts or for the account of any other client if, in the opinion of the Advisor, such transaction or investment appears unsuitable or undesirable for the Company. Moreover, it is understood that when the Advisor determines that it would be appropriate for the Company and one or more Managed Accounts to participate in the same investment opportunity,

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the Advisor shall seek to execute orders for the Company and for such Managed Account(s) on a basis that the Advisor considers to be fair and equitable over time. In such situations, the Advisor may (but is not required to) place orders for the Company and each Managed Account simultaneously or on an aggregated basis. If all such orders are not filled at the same price, the Advisor may cause the Company and each Managed Account to pay or receive the average of the prices at which the orders were filled for the Company and all relevant Managed Accounts on each applicable day. If all such orders cannot be fully executed under prevailing market conditions, the Advisor may allocate the investment opportunities among participating accounts in a manner that the Advisor considers equitable, taking into account, among other things, the size of each account, the size of the order placed for each account and any other factors that the Advisor deems relevant.

14.	Consent of the Use of Name.

The Company has obtained the consent of StoneCastle Partners, LLC to the royalty free use by the Company of the name “StoneCastle” as part of the Company’s name and the royalty free use of the related “StoneCastle” logo. The Company acknowledges that the name “StoneCastle” and the related “StoneCastle” logo or any variation thereof may be used from time to time in other connections and for other purposes by the Advisor and its affiliates and other investment companies that have obtained consent to the use of the name “StoneCastle”. The Company shall cease using the name “StoneCastle” as part of the Company’s name, shall change its legal name so as to not contain the word “StoneCastle” or any variant thereof (and, if required, shall use best efforts to obtain consent of the stockholders of the Company with respect to the foregoing), and shall cease using the related “StoneCastle” logo if the Company ceases, for any reason, to employ the Advisor or one of its approved affiliates as the Company’s investment advisor. Future names adopted by the Company for itself, insofar as such names include any trademark of the Advisor or any mark with the potential for confusion with the Advisor may only be used by the Company with the approval of the Advisor. The provisions of this Section 14 shall survive the termination of this Agreement.

15.	Closing Date, Term and Approval.

This Agreement shall become effective as of the date first written above. This Agreement shall continue in force and effect for two years from the date of this Agreement, and thereafter shall be automatically renewed for successive one year terms so long as such renewal is specifically approved by (a) the Board or the vote of a majority of the Company’s voting securities, in each case as determined in accordance with the Investment Company Act, and (b) the vote of a majority of the Company’s Independent Directors , in each case in accordance with the requirements of the Investment Company Act.

16.	Effectiveness, Duration and Termination of Agreement.

This Agreement may be terminated at any time, without the payment of any penalty, upon not less than 60 days’ written notice, by the vote of a majority of the outstanding voting securities of the Company, or by the vote of the Company’s Board or by the Advisor. This Agreement shall automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the Investment Company Act). The provisions of Section 18 of this Agreement shall remain in full force and effect, and the Advisor shall remain entitled to the benefits thereof,

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notwithstanding any termination of this Agreement. Further, notwithstanding the termination of this Agreement as aforesaid, the Advisor shall be entitled to any amounts owed under Section 10 through the date of termination and Sections 16, 18 and 21 shall continue in force and effect and apply to the Advisor and its representatives as and to the extent applicable.

17.	Amendment.

This Agreement may be amended by mutual consent, but the consent of the Company must be obtained in conformity with the requirements of the Investment Company Act.

18.	Limitation of Liability of the Advisor; Indemnification.

The Advisor (and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Advisor, including without limitation its general partner) shall not be liable to the Company for any action taken or omitted to be taken by the Advisor in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment advisor of the Company, except to the extent specified in Section 36(b) of the Investment Company Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services, and the Company shall indemnify, defend and protect the Advisor (and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Advisor) (collectively, the “Indemnified Parties”) and hold them harmless from and against all third party damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Company or its security holders) arising out of or otherwise based upon the performance of any of the Advisor’s duties or obligations under this Agreement or otherwise as an investment advisor of the Company. Notwithstanding the preceding sentence of this Paragraph 18 to the contrary, nothing contained herein shall protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any liability to the Company or its security holders to which the Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Advisor’s duties or by reason of the reckless disregard of the Advisor’s duties and obligations under this Agreement (as the same shall be determined in accordance with the Investment Company Act, the Advisers Act and any interpretations or guidance by the Securities and Exchange Commission or its staff thereunder).

19.	Proxy Voting.

The Advisor shall be responsible for voting any proxies solicited by an issuer of securities held by the Company in the best interest of the Company and in accordance with the Advisor’s proxy voting policies and procedures, as any such proxy voting policies and procedures may be amended from time to time. The Advisor’s proxy voting policies and procedures, and any amendment thereto will be subject to Board approval. The Company has been provided with a copy of the Advisor’s proxy voting policies and procedures and has been informed as to how it can obtain further information from the Advisor regarding proxy voting activities undertaken on

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behalf of the Company. In accordance with its provisions of administrative services to the Company hereunder, the Advisor shall be responsible for reporting the Company’s proxy voting activities, as required, through periodic filings on Form N-PX.

20.	Notices.

Any notices under this Agreement shall be in writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Company and that of the Advisor shall be 100 Fillmore Street, Suite 325, Denver, CO 80206.

21.	Questions of Interpretation.

This Agreement contains the entire agreement of the parties and supersedes all prior agreements, understandings and arrangements with respect to the subject matter hereof. If the application of any provision(s) of this Agreement to any particular circumstances shall be held to be invalid or unenforceable by any court of competent jurisdiction, then the validity and enforceability of other provisions of this Agreement shall not in any way be affected or impaired thereby. The division of this Agreement into sections, clauses and other subdivisions and the insertion of headings are for convenience of reference only and shall not affect or be utilized in construing or interpreting this Agreement. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act or the Advisers Act shall be resolved by reference to such term or provision of the Investment Company Act or the Advisers Act, as applicable, and to interpretations thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to said Acts. In addition, where the effect of a requirement of the Investment Company Act or the Advisers Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Subject to the foregoing, this Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts formed and to be performed entirely within the State of New York, without regard to the conflicts of law provisions thereof, to the extent such provisions would require or permit the application of the laws of another jurisdiction. In furtherance of the intent and purpose of the foregoing, to the extent any applicable provision of New York law conflicts with any applicable provision of the Investment Company Act or the Advisers Act, the latter shall control.

22.	Counterparts.

This Agreement may be executed in one or more counterparts with the same effect as if the parties executing the several counterparts had all executed one counterpart.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective duly authorized officers on the day and year first written above.

STONECASTLE FINANCIAL CORP.

By:
Name:	[●]
Title:	[●]

STONECASTLE-ARROWMARK ASSET MANAGEMENT, LLC

By:
Name:	[●]
Title:	[●]

[Signature Page to Management Agreement]

Appendix B

Marked Copy of Current Investment Advisory Agreement

~~Exhibit 99.g.1~~

MANAGEMENT AGREEMENT
BETWEEN
STONECASTLE FINANCIAL CORP.
AND ~~STONECASTLE~~STONECASTLE-ARROWMARK ASSET MANAGEMENT, LLC

THIS MANAGEMENT AGREEMENT (the “Agreement”), dated ~~November 1, 2013~~[●] (the “Effective Date”), is entered into between StoneCastle Financial Corp., a Delaware corporation (the “Company”) and ~~StoneCastle~~StoneCastle-ArrowMark Asset Management, LLC, a Delaware limited liability company (the “Advisor”).

WHEREAS, the Company is ~~a newly organized~~ Delaware corporation registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”)~~.~~; and

WHEREAS, the Advisor is ~~a newly organized~~an investment advisor that has registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, each of the board of directors of the Company (the “Board”), including a majority of directors that are not “interested persons” of the parties hereto, and the stockholders of the Company have approved the entry by the Company into this Agreement in the manner required under the Investment Company Act; and

WHEREAS, the Company desires to retain the Advisor to furnish investment advisory and administrative services to the Company on the terms and conditions hereinafter set forth, and the Advisor desires to be retained to provide such services; ~~and~~

NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1.	~~1.~~	Appointment of Advisor.

The Company appoints the Advisor to act as the investment advisor of and to provide certain administrative services to the Company for the period and on the terms herein set forth. The Advisor accepts such appointment and agrees to render the investment advisory and administrative services herein set forth, for the compensation herein provided.

2.	~~2.~~	Investment Duties of the Advisor.

The Company hereby employs the Advisor to act as the investment advisor to the Company and to manage the investment and reinvestment of the assets of the Company, subject to the supervision of the Board, for the period and upon the terms herein set forth, (a) in accordance with the investment objective, policies and restrictions of the Company that ~~are~~were initially set forth in the Company’s registration statement on Form N-2 first filed with the Securities and Exchange Commission on June 14, 2013 (the “Registration Statement”), as ~~may be~~it has been amended ~~for~~from time to time in the Company’s annual ~~report~~reports on Form N-CSR~~/A~~ and subsequent registration statements filed by the Company on Form N-2, as the same may be amended from time to time, (b) in accordance with the Investment Company Act, the Advisers Act and all other applicable federal and state laws, and (c) in accordance with the

Company’s ~~certificate of incorporation and bylaws~~Amended and Restated Certificate of Incorporation and Bylaws as the same may be amended from time to time. Consistent with the foregoing, the Advisor will regularly provide the Company with investment research, advice and supervision and will furnish continuously an investment program for the Company, consistent with the investment objective and policies of the Company. The Advisor will determine from time to time what securities shall be purchased for the Company, what securities shall be held or sold by the Company and what portion of the Company’s assets shall be held as cash or in other liquid assets. Subject to the supervision of the Board, the Advisor shall have the power and authority on behalf of the Company to effectuate its investment decisions for the Company, including the execution and delivery of all documents relating to the Company’s investments and the placing of orders for other securities purchase or sale transactions on behalf of the Company. In the event that the Company determines to acquire debt financing, the Advisor will arrange for such financing on the Company’s behalf, subject to the approval of the Board. If the Company determines it is necessary or appropriate for the advisor to make investments on behalf of the Company through a special purpose vehicle, the Advisor shall have the authority to create or arrange for the creation of such special purpose vehicle and to make such investments through such special purpose vehicle in accordance with the Investment Company Act. Without limiting the generality of the foregoing, the Advisor shall, during the term and subject to the provisions of this Agreement, (i) determine the composition of the portfolio of the Company, the nature and timing of the changes therein and the manner of implementing such changes; (ii) identify, evaluate and negotiate the structure of the investments made by the Company; (iii) perform due diligence on prospective portfolio companies; (iv) close and monitor the Company’s investments; and (v) provide the Company with such other investment advisory, research and related services as the Company may, from time to time, reasonably require for the investment of its assets.

3.	~~3.~~	Administrative Duties of the Advisor.

Subject to the overall supervision and review of the Board, the Advisor will perform (or oversee or arrange for the performance of) the administrative services necessary for the operation of the Company. Without limiting the generality of the foregoing, the Advisor will furnish or arrange for the furnishing of office facilities and clerical and administrative services necessary to the operation of the Company (other than services provided by the Company’s custodian, accounting agent, administrator, dividend and interest paying agent and other service providers). The Advisor will also, on behalf of the Company, arrange for the services of, and oversee, custodians, depositaries, transfer agents, dividend disbursing agents, underwriters, brokers, dealers, placement agents, banks, insurers, accountants, attorneys, pricing agents, and other persons as it may deem necessary or desirable. The Advisor shall, on behalf of the Company (a) oversee the performance of, and payment of the fees to, the Company’s service providers, and make such reports and recommendations to the Board concerning such matters as the parties deem desirable; (b) respond to inquiries and otherwise assist such service providers in the preparation and filing of regulatory reports, proxy statements, shareholder communications and the preparation of Board materials and reports; (c) establish and oversee the implementation of borrowing facilities or other forms of leverage authorized by the Board; and (d) supervise any other aspect of the Company’s administration as may be agreed upon by the Board on behalf of the Company and the Advisor.

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4.	~~4.~~	Delegation of Responsibilities.

Subject to the requirements of the Investment Company Act, the Advisor is hereby authorized, but not required, to enter into one or more sub-advisory agreements with other investment advisors (each, a “Sub-Advisor”) pursuant to which the Advisor may obtain the services of the Sub-Advisor(s) to assist the Advisor in fulfilling its responsibilities hereunder. Specifically, the Advisor may retain a Sub-Advisor to recommend specific securities or other investments based upon the Company’s investment objective and policies, and work, along with the Advisor, in structuring, negotiating, arranging or effecting the acquisition or disposition of such investments and monitoring investments on behalf of the Company, subject in all cases to the oversight of the Advisor and the Company. The Advisor, and not the Company, shall be responsible for any compensation payable to any Sub-Advisor. Any sub-advisory agreement entered into by the Advisor shall be in accordance with the requirements of the Investment Company Act, the Advisers Act and other applicable federal and state laws.

5.	~~5.~~	Independent Contractors.

The Advisor and any Sub-Advisors shall for all purposes herein be deemed to be independent contractors and shall, except as expressly provided or authorized, have no authority to act for or represent the Company in any way or otherwise be deemed to be an agent of the Company.

6.	~~6.~~	Compliance with Applicable Requirements.

In carrying out its obligations under this Agreement, the Advisor shall at all times comply with:

a.	~~a.~~ all applicable provisions of the Investment Company Act, the Advisers Act, the Securities Exchange Act of 1934, as amended, and the Securities Act of 1933, as amended, and any applicable rules and regulations adopted thereunder;

b.	~~b.~~ the provisions of the Registration Statement of the Company, as the same ~~may be~~has been amended from time to time in the Company’s annual ~~report~~reports on Form ~~N-C5R/A~~N-CSR and in subsequent registration statements filed by the Company on Form N-2, including without limitation, the investment objectives set forth therein;

c.	~~c.~~ the provisions of the Company’s Amended and Restated Certificate of Incorporation and its By-Laws as the same may be amended from time to time;

d.	~~d.~~ all policies, procedures and directives adopted by the Board; and

e.	~~e.~~ any other applicable provisions of state, federal or foreign law, or rules promulgated by any applicable self-regulating organization or exchange.

7.	~~7.~~	Policies and Procedures.

The Advisor shall provide the Company, at such times as the Company shall reasonably request, with a copy of all policies and procedures adopted by the Advisor as may reasonably be required to comply with Rule 38a-1 under the Investment Company Act, if applicable, and a

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copy of the Advisor’s report to the Company in sufficient scope and detail to comply with the Advisor’s obligations under Rule 38a-1 under the Investment Company Act.

8.	~~8.~~	Brokerage.

The Advisor is responsible for decisions to buy and sell securities for the Company, broker-dealer selection, and negotiation of brokerage commission rates. The Advisor’s primary consideration in effecting a security transaction (including purchases and sales) will be to obtain best execution. In selecting a broker-dealer to execute a particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Company on a continuing basis. Accordingly, the price to the Company in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the execution services offered.

Subject to such policies as the Board may from time to time determine, the Advisor shall not be deemed to have acted unlawfully, or to have breached any duty created by this Agreement or otherwise, solely by reason of its having caused the Company to pay a broker or dealer that provides brokerage and research services to the Advisor an amount of commission for effecting a Company investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor’s overall responsibilities with respect to the Company and to other clients of the Advisor as to which the Advisor exercises investment discretion. The Advisor is further authorized to allocate the orders placed by it on behalf of the Company to such brokers and dealers who also provide research or statistical material or other services to the Company, the Advisor or to any sub-advisor. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor will report on said allocations regularly to the Board indicating the brokers to whom such allocations have been made and the basis therefor.

9.	~~9.~~	Books and Records.

Subject to review by and the overall control of the Board, the Advisor shall keep and preserve for the period required by the Investment Company Act and the Advisers Act any books and records relevant to the provision of its investment advisory services to the Company and shall specifically maintain all books and records with respect to the Company’s portfolio transactions and shall render to the Board such periodic and special reports as the Board may reasonably request. The Advisor agrees that all records that it maintains for the Company are the property of the Company and shall surrender promptly to the Company any such records upon the Company’s request, provided that the Advisor may retain a copy of such records.

10.	~~10.~~	Compensation.

a.	~~a.~~ For the services, payments and facilities to be furnished hereunder by the Advisor, the Advisor shall receive from the Company the following compensation:

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~~i.~~	Management Fee. The Advisor shall receive a management fee (the “Management Fee”) calculated quarterly and paid quarterly in arrears, based on Managed Assets at the end of each calendar quarter, within fifteen (15) days of the end of each calendar quarter. Subject to Section 16, the Management Fee will be prorated for any partial calendar quarter and, if more than one rate applies during a calendar quarter, the Management Fee will be adjusted on a pro rata basis based on the number of calendar days and/or category of assets for which each rate applies. The Management Fee shall ~~be calculated as follows:~~

~~A)~~	~~Base Management Fees.~~

i.	~~(I) The Management Fee shall~~ equal 0.4375% per quarter (1.75% annualized) of the Company’s Managed Assets~~, except as provided by (II) and (III) below~~.

~~(II)~~	~~Until the date on which the Company is Fully Invested, the Management Fee with respect to that portion of the Company’s Managed Assets that are held in cash and cash equivalents shall equal 0.0625% per quarter (0.25% annualized).~~

~~(III)~~	~~During the period from the Closing Date through the first anniversary of the Closing Date, subject to clause (II) above, the Management Fee shall equal 0.375% per quarter (1.5% annualized) of the Company’s Managed Assets.~~

ii.	~~ii.~~ Incentive Fee. The Advisor shall not receive any incentive compensation from the Company.

b.	~~b.~~ For purposes of this Agreement~~: (i)~~, “Managed Assets” means the total assets of the Company (including any assets purchased with or attributable to any borrowed funds and cash and cash equivalents except where otherwise expressly provided herein), which shall be computed in accordance with any applicable policies and determinations of the Board~~; (ii) “Closing Date” means the date of the closing of the initial public offering of the Company’s common stock, par value $0,001 per share (“Common Stock”); and (iii) “Fully Invested” means that the Company has invested at least 85% of the net proceeds received by the Company from the sale of the Common Stock on the Closing Date (net of the Company’s organizational and offering expenses and Operating Expenses, including Management Fees, paid by the Company~~)~~.~~.

c.	~~c.~~ The Advisor may, from time to time, waive or defer all or any part of the compensation described in this Section 10. The parties do hereby expressly authorize and instruct the Company’s officers or any third-party administrator to calculate the fee payable hereunder and to remit all payments specified herein to the Advisor.

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11.	~~11.~~	Expenses of the Advisor.

The compensation paid by the Advisor to its investment professionals and the allocable routine overhead expenses of the Advisor and its affiliates, when and to the extent ~~not~~ engaged in providing the investment advisory services described in Section 2 hereof, will be provided and paid for by the Advisor and its affiliates and not by the Company. It is understood that the Company will pay all expenses other than those expressly stated to be payable by the Advisor hereunder, which expenses payable by the Company shall include, without limitation, the following (collectively, “Operating Expenses”):

a.	~~a.~~ other than as set forth in the first sentence of this Section 11, expenses of maintaining the existence of the Company and related overhead, including, to the extent such services are provided by personnel of the Advisor or its affiliates, an allocable portion of the overhead and other expenses incurred by the Advisor in performing its administrative obligations under this Agreement, including without limitation furnishing office space and facilities and administrative and compliance personnel compensation, training and benefits, provided that the reimbursement of any expenses ~~set forth in~~incurred by the Advisor or its affiliates pursuant to this clause (a) ~~in excess of~~that would exceed 0.05% of Managed Assets shall be ~~approved~~subject to the approval by a majority of the members of the Board who are not “interested persons” of the Company as defined in Section 2(a)(19) of the Investment Company Act (“Independent Directors”), or in lieu thereof a committee of the Board comprised solely of Independent Directors;

b.	the fees, expenses and disbursements of any third party administrator or compliance firm retained by the Company or the Advisor to provide any of the administrative services referenced in clause (a) above, to the extent not provided by personnel of the Advisor or its affiliates;

c.	~~b.~~ commissions, spreads, fees and other expenses connected with the acquisition, holding, monitoring and disposition of securities and the Company’s other investments, including placement and similar fees in connection with direct placements entered into by or on behalf of the Company or any subsidiary thereof, and travel or other expenses incurred in connection with performing due diligence on its prospective portfolio companies~~;~~ or monitoring and overseeing its existing portfolio companies, provided that the reimbursement of any travel expenses incurred by the Advisor or its affiliates pursuant to this clause (c) shall be subject to the approval by a majority of the Independent Directors, or in lieu thereof a committee of the Board comprised solely of Independent Directors;

d.	~~c.~~ auditing, accounting and legal expenses;

e.	~~d.~~ taxes and interest;

f.	~~e.~~ governmental fees;

~~g.~~	~~f.~~ expenses of listing shares of the Company with a stock exchange, and expenses of issue, sale, repurchase and redemption (if any) of interests in the Company, including expenses of conducting tender offers for the purpose of repurchasing Company securities;

h.	~~g.~~ expenses of registering and qualifying the Company and its securities under federal and state securities laws and of preparing and filing registration statements and amendments for such purposes;

i.	~~h.~~ expenses of communicating with shareholders, including website expenses and the expenses of preparing, printing, and mailing press releases, reports and other notices to shareholders and of meetings of shareholders and proxy solicitations therefor;

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j.	~~i.~~ expenses of preparing and filing reports ~~to~~with governmental officers and commissions, including but not limited to those incurred in connection with compliance by the Company with its reporting obligations under the Investment Company Act and other federal securities laws;

k.	~~j.~~ insurance expenses;

l.	~~k.~~ association membership dues;

m.	~~l.~~ fees, expenses and disbursements of custodians and subcustodians for all services to the Company (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values);

n.	~~m.~~ fees, expenses and disbursements of transfer agents, dividend and interest paying agents, stockholder servicing agents and registrars for all services to the Company;

o.	fees, expenses and disbursements, including travel expenses, incurred in connection with the marketing and promotion of the Company, including the fees, expenses and disbursements of any person with whom the Company (or the Advisor on behalf of the Company) enters into an endorsement relationship, provided that the reimbursement of any expenses incurred by the Advisor or its affiliates pursuant to this clause (o) shall be subject to the approval by a majority of the Independent Directors, or in lieu thereof a committee of the Board comprised solely of Independent Directors;

~~n.~~	~~fees, expenses and disbursements of CAB Marketing, LLC and CAB, L.L.C. and any other person with whom the Company (or the Advisor on behalf of the Company) enters into an endorsement relationship;~~

p.	~~o.~~ compensation and expenses of ~~directors of the Company who are not members of the Advisor’s organization~~the Company’s Independent Directors;

q.	~~p.~~ pricing, valuation, and other consulting, due diligence or analytical services employed in considering and valuing the actual or prospective investments of the Company;

r.	~~q.~~ all expenses incurred in leveraging of the Company’s assets through a line of credit or other indebtedness or issuing and maintaining preferred shares;

s.	~~r.~~ all expenses incurred in connection with the organization of the Company and any offering of common or preferred shares, including underwriting discounts and commissions; and

t.	~~s.~~ such non-recurring items as may arise, including expenses incurred in litigation, proceedings and claims and the obligation of the Company to indemnify its directors, officers and shareholders with respect thereto.

12.	~~12.~~	Covenants of the Advisor.

The Advisor represents and warrants to the Company that it is, and covenants to the Company that it shall remain during the term of this Agreement, registered as an investment advisor under the Advisers Act. The Advisor agrees that its activities will at all times be in compliance in all material respects with all applicable federal and state laws governing its operations and investments.

13.	~~13.~~	Non-Exclusivity.

The Company understands that the services of the Advisor to the Company are not exclusive and the persons employed by the Advisor to assist in the performance of the Advisor’s duties under this Agreement may not devote their full time to such services. Nothing contained

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in this Agreement shall be deemed to limit or restrict the right of the Advisor or any affiliate of the Advisor to engage in and devote time and attention to other businesses or to render services of whatever kind or nature. Furthermore, the Advisor may furnish the same or similar investment advisory or administrative services described herein to one or more clients other than the Company, including businesses that may directly or indirectly compete with the Company. It is possible that the Advisor may allocate investment opportunities to such other clients, which may reduce the Company’s access to such investment opportunities. The Advisor shall allocate investment opportunities between the Company and such other clients in a fair and equitable manner in accordance with its internal allocation policies and procedures (the “Allocation Policy”). ~~Notwithstanding the immediately preceding sentence, prior to such time as the Company is Fully Invested, the Advisor shall allocate to the Company all investment opportunities that are suitable for investment by the Company and consistent with the Company’s investment objectives and strategies, as described in the Registration Statement.~~ The Allocation Policy and all amendments thereto will be subject to Board approval.

The Company further understands and agrees that managers and employees of the Advisor and its affiliates may serve as officers or directors of the Company, and that officers or directors of the Company may serve as managers of the Advisor to the extent permitted by law; and that the managers of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers or directors of any other firm or company, including other investment advisory companies. Notwithstanding the foregoing, the Advisor acknowledges and agrees that ~~Joshua Siegel and George Shilowitz (together, the “Principals”) shall devote all of their respective business time and attention to the management and other activities of the Advisor and its affiliates and, furthermore, the Principals~~its investment professionals shall devote that amount of their respective business time as is reasonably necessary to manage the affairs and activities of the Advisor as they relate to the performance of the Advisor’s duties and obligations to the Company under this Agreement. If any person who is a manager, partner, officer or employee of the Advisor is or becomes a director, officer and/or employee of the Company and acts as such in any business of the Company, then such manager, partner, officer or employee of the Advisor shall be deemed to be acting in such capacity solely for the Company and not as a manager, partner, officer or employee of the Advisor or under the control or direction of the Advisor, even if paid by the Advisor.

Subject to any restrictions prescribed by law, by the provisions of the Code of Ethics of the Company and the Advisor and by the Advisor’s Allocation Policy, the Advisor and its members, officers, employees and agents shall be free from time to time to acquire, possess, manage and dispose of securities or other investment assets for their own accounts, for the accounts of their family members, for the account of any entity in which they have a beneficial interest or for the accounts of others for whom they may provide investment advisory, brokerage or other services (collectively, “Managed Accounts”), in transactions that may or may not correspond with transactions effected or positions held by the Company or to give advice and take action with respect to Managed Accounts that differs from advice given to, or action taken on behalf of, the Company. The Advisor is not, and shall not be, obligated to initiate the purchase or sale for the Company of any security that the Advisor and its members, officers, employees or agents may purchase or sell for its or their own accounts or for the account of any other client if, in the opinion of the Advisor, such transaction or investment appears unsuitable or

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undesirable for the Company. Moreover, it is understood that when the Advisor determines that it would be appropriate for the Company and one or more Managed Accounts to participate in the same investment opportunity, the Advisor shall seek to execute orders for the Company and for such Managed Account(s) on a basis that the Advisor considers to be fair and equitable over time. In such situations, the Advisor may (but is not required to) place orders for the Company and each Managed Account simultaneously or on an aggregated basis. If all such orders are not filled at the same price, the Advisor may cause the Company and each Managed Account to pay or receive the average of the prices at which the orders were filled for the Company and all relevant Managed Accounts on each applicable day. If all such orders cannot be fully executed under prevailing market conditions, the Advisor may allocate the investment opportunities among participating accounts in a manner that the Advisor considers equitable, taking into account, among other things, the size of each account, the size of the order placed for each account and any other factors that the Advisor deems relevant.

14.	~~14.~~	Consent of the Use of Name.

The Company has obtained the consent of StoneCastle Partners, LLC to the royalty free use by the Company of the name “StoneCastle” as part of the Company’s name and the royalty free use of the related “StoneCastle” logo. The Company acknowledges that the name “StoneCastle” and the related “StoneCastle” logo or any variation thereof may be used from time to time in other connections and for other purposes by the Advisor and its affiliates and other investment companies that have obtained consent to the use of the name “StoneCastle”. The Company shall cease using the name “StoneCastle” as part of the Company’s name, shall change its legal name so as to not contain the word “StoneCastle” or any variant thereof (and, if required, shall use best efforts to obtain consent of the stockholders of the Company with respect to the foregoing), and shall cease using the related “StoneCastle” logo if the Company ceases, for any reason, to employ the Advisor or one of its approved affiliates as the Company’s investment advisor. Future names adopted by the Company for itself, insofar as such names include any trademark of the Advisor or any mark with the potential for confusion with the Advisor may only be used by the Company with the approval of the Advisor. The provisions of this Section 14 shall survive the termination of this Agreement.

15.	~~15.~~	Closing Date, Term and Approval.

This Agreement shall become effective as of the date first written above. This Agreement shall continue in force and effect for two years from the date of this Agreement, and thereafter shall be automatically renewed for successive one year terms so long as such renewal is specifically approved by (a) the Board or the vote of a majority of the Company’s voting securities, in each case as determined in accordance with the Investment Company Act, and (b) the vote of a majority of the Company’s ~~Directors who are not parties to this Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the Investment Company Act) of any such party,~~Independent Directors , in each case in accordance with the requirements of the Investment Company Act.

~~16.~~	~~16.~~	Effectiveness, Duration and Termination of Agreement.

This Agreement may be terminated at any time, without the payment of any penalty, upon not less than 60 days’ written notice, by the vote of a majority of the outstanding voting

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securities of the Company, or by the vote of the Company’s Board or by the Advisor. This Agreement shall automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the Investment Company Act). The provisions of Section 18 of this Agreement shall remain in full force and effect, and the Advisor shall remain entitled to the benefits thereof, notwithstanding any termination of this Agreement. Further, notwithstanding the termination of this Agreement as aforesaid, the Advisor shall be entitled to any amounts owed under Section 10 through the date of termination and Sections 16, 18 and 21 shall continue in force and effect and apply to the Advisor and its representatives as and to the extent applicable.

17.	~~17.~~	Amendment.

This Agreement may be amended by mutual consent, but the consent of the Company must be obtained in conformity with the requirements of the Investment Company Act.

18.	~~18.~~	Limitation of Liability of the Advisor; Indemnification.

The Advisor (and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Advisor, including without limitation its general partner) shall not be liable to the Company for any action taken or omitted to be taken by the Advisor in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment advisor of the Company, except to the extent specified in Section 36(b) of the Investment Company Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services, and the Company shall indemnify, defend and protect the Advisor (and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Advisor) (collectively, the “Indemnified Parties”) and hold them harmless from and against all third party damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Company or its security holders) arising out of or otherwise based upon the performance of any of the Advisor’s duties or obligations under this Agreement or otherwise as an investment advisor of the Company. Notwithstanding the preceding sentence of this Paragraph 18 to the contrary, nothing contained herein shall protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any liability to the Company or its security holders to which the Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Advisor’s duties or by reason of the reckless disregard of the Advisor’s duties and obligations under this Agreement (as the same shall be determined in accordance with the Investment Company Act, the Advisers Act and any interpretations or guidance by the Securities and Exchange Commission or its staff thereunder).

19.	~~19.~~	Proxy Voting.

The Advisor shall be responsible for voting any proxies solicited by an issuer of securities held by the Company in the best interest of the Company and in accordance with the

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Advisor’s proxy voting policies and procedures, as any such proxy voting policies and procedures may be amended from time to time. The Advisor’s proxy voting policies and procedures, and any amendment thereto will be subject to Board approval. The Company has been provided with a copy of the Advisor’s proxy voting policies and procedures and has been informed as to how it can obtain further information from the Advisor regarding proxy voting activities undertaken on behalf of the Company. ~~The~~ In accordance with its provisions of administrative services to the Company hereunder, the Advisor shall be responsible for reporting the Company’s proxy voting activities, as required, through periodic filings on Form N-PX.

20.	~~20.~~	Notices.

Any notices under this Agreement shall be in writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Company and that of the Advisor shall be ~~152 West 57th~~100 Fillmore Street, ~~35th Floor, New York, NY 10019.~~Suite 325, Denver, CO 80206.

21.	~~21.~~	Questions of Interpretation.

This Agreement contains the entire agreement of the parties and supersedes all prior agreements, understandings and arrangements with respect to the subject matter hereof. If the application of any provision(s) of this Agreement to any particular circumstances shall be held to be invalid or unenforceable by any court of competent jurisdiction, then the validity and enforceability of other provisions of this Agreement shall not in any way be affected or impaired thereby. The division of this Agreement into sections, clauses and other subdivisions and the insertion of headings are for convenience of reference only and shall not affect or be utilized in construing or interpreting this Agreement. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act or the Advisers Act shall be resolved by reference to such term or provision of the Investment Company Act or the Advisers Act, as applicable, and to interpretations thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to said Acts. In addition, where the effect of a requirement of the Investment Company Act or the Advisers Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Subject to the foregoing, this Agreement shall be governed by and construed in accordance with the laws ~~(without reference to conflicts of law provisions)~~ of the State of New York~~.~~ applicable to contracts formed and to be performed entirely within the State of New York, without regard to the conflicts of law provisions thereof, to the extent such provisions would require or permit the application of the laws of another jurisdiction. In furtherance of the intent and purpose of the foregoing, to the extent any applicable provision of New York law conflicts with any applicable provision of the Investment Company Act or the Advisers Act, the latter shall control.

22.	~~22.~~	Counterparts.

This Agreement may be executed in one or more counterparts with the same effect as if the parties executing the several counterparts had all executed one counterpart.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective duly authorized officers on the day and year first written above.

STONECASTLE FINANCIAL CORP.

By:	~~/s/ George Shilowitz~~
Name:	~~George Shilowitz~~[●]
Title:	~~President~~[●]

~~STONECASTLE~~STONECASTLE-ARROWMARK ASSET MANAGEMENT, LLC

By:	~~/s/ Joshua Siegel~~
Name:	~~Joshua Siegel~~[●]
Title:	~~Manager~~[●]

~~[Signature Page to Management Agreement]~~

[Signature Page to Management Agreement]

Appendix C

Audit Committee Report for the Fiscal Year ended December 31, 2018

Audit Committee Report

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal control over financial reporting. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements in the Company’s Annual Report for the fiscal year ended December 31, 2018.

The Audit Committee reviewed with the Independent Auditor, which is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the committee under the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”). In addition, the Audit Committee has discussed with the Independent Auditor the Independent Auditor’s independence from management and the Company, including the Independent Auditor’s letter and the matters in the written disclosures required by the PCAOB provided to the Audit Committee.

The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Company for accounting, financial management, or internal control purposes. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not guarantee that the audit of the Company’s financial statements has been carried out in accordance with the standards of the PCAOB or that the financial statements are presented in accordance with generally accepted accounting principles (United States).

Based on its consideration of the audited financial statements and the discussions referred to above with management and the Independent Auditor, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Audit Committee Charter and those discussed above, the Audit Committee recommended to the Company’s Board that the Company’s audited financial statements be included in the Company’s Annual Report for the fiscal year ended December 31, 2018.

This report was submitted by the Audit Committee of the Company’s Board

Alan Ginsberg, Chairman of the Audit Committee

Clara Miller

Emil W. Henry, Jr.

March 7, 2019